   BENEFITS FOR YOUR LIFE & CAREER




   2000 OFFICER BENEFITS ENROLLMENT GUIDE

                           HOW TO USE THIS GUIDE

YOUR 2000 OFFICER BENEFITS ENROLLMENT GUIDE CONTAINS INFORMATION ON THE FLEXPOINT BENEFITS PROGRAM AND THE FLEXEXEC OFFICER BENEFITS PROGRAM. YOUR FLEXPOINT ENROLLMENT WORKSHEET LISTS YOUR OPTIONS AND THE COSTS ASSOCIATED WITH THOSE OPTIONS. YOU'LL WANT TO USE THIS ENROLLMENT GUIDE FOR:

-   ENROLLMENT PROCEDURES
    FOR NEW OFFICERS

Enrollment procedures for new Officers are on page 8 of this Guide.

-   OPEN ENROLLMENT

An overview of the 2000 FLEXPoint benefits program and enrollment procedures is on pages 1-7. YOU ONLY NEED TO CALL FLEXCONNECT IF YOU WOULD LIKE TO CHANGE YOUR BENEFIT ELECTION(S), MAKE CORRECTIONS AND/OR ELECT FLEXIBLE SPENDING ACCOUNT(S) FOR 2000.

Read the FLEXPoint Enrollment Guide CAREFULLY in order to determine the benefits that best suit your needs for 2000. FLEXCONNECT IS AVAILABLE DURING OPEN ENROLLMENT BY CALLING 1-800-638-6699 FROM NOVEMBER 1, 1999 THROUGH NOVEMBER 12, 1999.

-   BENEFIT INFORMATION

Explanations of the 2000 benefits are included for your review.

FLEXPOINT

FLEXPoint benefits provide you and your family with health care and life insurance coverage options. You have the opportunity to change your benefits once a year in order to meet your needs for the upcoming year. Read this section CAREFULLY and make your decisions wisely because YOU WILL NOT BE ABLE TO CHANGE your elections during the year except as a result of a qualified mid-year change or if you meet special enrollment requirements.

FLEXEXEC

An overview of the additional benefits provided to WellPoint Officers is included.

BALANCED LIFE BENEFITS

WellPoint offers you a wide spectrum of benefits in addition to our FLEXPoint benefits to assist you in balancing your career and your personal life. You can take advantage of many of the benefits at any time during the year.

FINANCIAL FUTURE AND RETIREMENT

Brief descriptions of the Pension Plan, 401(k) Retirement Savings Program and Stock Purchase Plan are included. Some of the programs require you to make elections now. Again, read this section CAREFULLY to make the right decisions for the coming year.

-   MID-YEAR CHANGES

WellPoint Officers experience a number of CHANGES THROUGHOUT THE YEAR that could affect their benefits, including marriage, birth, and change of employment. Review this section to learn more about mid-year changes and what to do.

-   COBRA

An explanation of COBRA coverage is included for your review.

-   IMPORTANT INFORMATION

An explanation of important legislation is included.

-   IMPORTANT TELEPHONE NUMBERS
    AND CLAIMS ADDRESSES

These are provided for your use during the year.

                                   ABOUT THIS GUIDE

This Guide does not serve as a guarantee of continued employment or benefits. WellPoint policies on hiring, discharge, layoff, and discipline are in no way affected by the programs described here. In particular, nothing in this booklet alters WellPoint's at-will employment policy which provides that employment with WellPoint is not for a specified period of time and can be terminated by either WellPoint or the Officer at any time, with or without cause or advance notice.

In addition, tax-favored plans are subject to frequent changes in the tax law. For these reasons, as well as business reasons, WellPoint reserves the right to amend in writing or discontinue the WellPoint Plans - or any part of them - with or without notice, at any time at WellPoint's sole discretion. If there is a discrepancy between this document and the Plan Documents, the provisions of the Plan Documents will govern.




                  2000 OFFICER BENEFITS ENROLLMENT GUIDE

BENEFITS FOR YOUR LIFE & CAREER

                             TABLE OF CONTENTS

2000 BENEFITS                                                               1

   FLEXPoint                                                                1

   FLEXExec                                                                 2

   Comprehensive Executive
   Nonqualified Retirement Plan                                             2

FLEXPOINT ELIGIBILITY                                                       3

HOW FLEXPOINT WORKS                                                         5

OPEN ENROLLMENT PROCEDURES
FOR CURRENT WELLPOINT OFFICERS                                              6

NEW OFFICER ENROLLMENT PROCEDURES                                           8

FLEXPOINT BENEFITS INFORMATION                                              9

   Your Medical Coverage                                                    9

   Your Dental Coverage                                                    17

   Your Vision Coverage                                                    19

   Your Life Insurance Coverage                                            20

   Your Dependent Life Insurance Coverage                                  21

     Spouse                                                                21

     Children                                                              21

YOUR ACCIDENTAL DEATH AND
DISMEMBERMENT (AD&D)
INSURANCE COVERAGE                                                         22

YOUR FLEXIBLE SPENDING ACCOUNTS                                            23

   Health Care                                                             23

   Dependent Day Care                                                      24

FLEXEXEC                                                                   26

   Group Universal Life Insurance                                          26

   Disability Coverage                                                     26

   Comprehensive Nonqualified Retirement Plan                              27

BALANCED LIFE BENEFITS                                                     30

   Employee Assistance and Work/Life Program                               30

   MedCall                                                                 30

   Tuition Assistance                                                      30

   Work On Wellness                                                        31

   Time Off                                                                31

FINANCIAL FUTURE AND RETIREMENT                                            32

   Pension Accumulation Plan                                               32

   401(k) Retirement Savings Plan                                          32

   Employee Stock Purchase Plan                                            33

MID-YEAR CHANGES                                                           34

CONTINUING HEALTH COVERAGE ("COBRA")                                       37

IMPORTANT INFORMATION                                                      39

IMPORTANT TELEPHONE NUMBERS                                                40

IMPORTANT CLAIM ADDRESSES                                                  41


                               [LOGO]

YOUR 2000 BENEFITS PROGRAM

Here's a quick look at the benefits offered to Officers of WellPoint Health Networks Inc.

FLEXPOINT


--------------------------------------------------------------------------------------------------------
PLAN                                                   OPTIONS
--------------------------------------------------------------------------------------------------------
MEDICAL                                                WellPoint Preferred PPO, WellPoint Group or HMOs
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
DENTAL
  CALIFORNIA                                           Dental Net
                                                       Prudent Buyer Dental Plan
                                                       Waive coverage
  ------------------------------------------------------------------------------------------------------
  OUTSIDE CALIFORNIA                                   Basic Dental
                                                       Major Dental
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
VISION                                                 Vision Service Plan
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
LIFE INSURANCE                                         $50,000
                                                       1 times your benefit salary
                                                       2 times your benefit salary
                                                       3 times your benefit salary
                                                       4 times your benefit salary
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH AND DISMEMBERMENT                     $50,000
(AD&D) INSURANCE                                       1 times your benefit salary
                                                       2 times your benefit salary
                                                       3 times your benefit salary
                                                       4 times your benefit salary
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
DEPENDENT LIFE INSURANCE
  SPOUSE:                                              $5,000
                                                       1/2 your benefit salary
                                                       1 times your benefit salary
                                                       Waive coverage
  ------------------------------------------------------------------------------------------------------
  EACH CHILD*:                                         $5,000
                                                       $10,000
                                                       $25,000
                                                       Waive coverage
--------------------------------------------------------------------------------------------------------
FLEXIBLE SPENDING ACCOUNTS                             Health care up to $3,000
                                                       Dependent day care up to $5,000
--------------------------------------------------------------------------------------------------------

*Amount payable depends on age of child. See page 21.

FLEXEXEC

These benefit plans are provided for all WellPoint Officers automatically - no enrollment is required.


---------------------------------------------------------------------------------------------------------------------
PLAN                                                                 OPTIONS
---------------------------------------------------------------------------------------------------------------------
GROUP UNIVERSAL LIFE                                   2 times compensation* for Vice Presidents and General Managers
                                                       3 times compensation* for Senior Vice Presidents and above
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM DISABILITY                                  Maximum of 26 weeks salary continuance
---------------------------------------------------------------------------------------------------------------------
LONG-TERM DISABILITY                                   60% of compensation** for Vice Presidents and General Managers
                                                       70% of compensation** for Senior and Executive Vice Presidents
---------------------------------------------------------------------------------------------------------------------
FINANCIAL PLANNING SEMINARS                            Periodic seminars to assist Officers with financial/retirement planning, stock options, deferred compensation, and ownership guidelines
---------------------------------------------------------------------------------------------------------------------

* Base salary as of September 1, 1999 plus target management bonus. **Base salary as of September 1, 1999 plus target management bonus and commissions received from 9/1/98 through 9/1/99.

COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN


---------------------------------------------------------------------------------------------------------------------
PLAN                                                                 OPTIONS
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL 401(k) DEFERRAL                           You may defer 1% - 6% after contributing the annual maximum to the 401(k) plan and also before becoming eligible for the
                                                       Company match; deferrals receive a Company matching
                                                       contribution
---------------------------------------------------------------------------------------------------------------------
SALARY DEFERRAL                                        You may defer 1% - 60% of your base salary
---------------------------------------------------------------------------------------------------------------------
MANAGEMENT BONUS DEFERRAL                              You may defer 1% - 100% of your 2000 bonus to be paid in 2001
---------------------------------------------------------------------------------------------------------------------
CAR ALLOWANCE DEFERRAL                                 $4,800 annually for Vice Presidents and General Managers
(IF YOU DO NOT ELECT TO DEFER, YOU WILL                $7,200 annually for Senior Vice Presidents
RECEIVE THE AMOUNT AS TAXABLE INCOME)                  $9,600 annually for Executive Vice Presidents and above
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL PENSION PLAN                              WellPoint automatically makes contributions for compensation in excess of $160,000; 5-year vesting applies


ADDITIONAL PLANS


---------------------------------------------------------------------------------------------------------------------
PLAN                                                                 OPTIONS
---------------------------------------------------------------------------------------------------------------------
WELLPOINT 401(k) RETIREMENT                            Highly compensated may defer 2% - 8% of compensation;
SAVINGS PROGRAM                                        Company match applies (see page 32 for details)
---------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLAN                           You may contribute between $20 and $817.30 per pay period
                                                       (see page 33 for details)


FLEXPOINT ELIGIBILITY

OFFICERS

All full-time Officers are eligible for FLEXPoint benefits on the first of the month following or coinciding with one calendar month of employment. For example, if you begin work on July 15, you will be eligible to participate in FLEXPoint on September 1. If you begin work on July 1, you will be eligible to participate on August 1.

If you are rehired within one year of your termination, you are eligible for FLEXPoint benefits on the first of the month following your rehire date.

DEPENDENTS

You may only enroll your eligible dependents in FLEXPoint benefits. Enrolling dependents that are not eligible is a violation of Company policy that is subject to disciplinary action up to and including termination of employment. Eligible dependents include:

- Your spouse

- Your unmarried children through age 18 who are your dependents for income tax purposes. Legally adopted children, stepchildren and any child for whom you or your spouse is a legal guardian are eligible under the same terms as your own natural children.

- Your unmarried children, age 19 through 24, who are your dependents for income tax purposes and enrolled for 12 or more credits per semester (or equivalent full-time basis) in an accredited college, university, or post-high-school trade or technical school. You will be required to provide proof of full-time student status.

- Your unmarried children who are your dependents for income tax purposes and who are declared by a physician to be incapacitated or disabled. A physician's note is required.

Note: You may not be covered as an associate and as a dependent on WellPoint's medical, dental, vision or life insurance plans. For example, if you and your spouse are both employed at WellPoint, you may elect to cover your spouse on medical, dental, vision and/or spouse fife insurance. However, your spouse may not elect those coverages as an associate. Additionally you may not have duplicate coverage for your children (i.e. both parents may not elect medical, dental, vision and/or life insurance on the children).

WHEN COVERAGE ENDS

Your coverage under the Medical, Dental and Vision plans will end on the last day of the month in which your employment with WellPoint ends. You may be eligible to continue your WellPoint health coverage through COBRA (see page
37). life Insurance, AD&D, STD, LTD and Dependent Life end on your last day of -employment with WellPoint. You may be able to convert your life insurance. Other situations in which your coverage will be terminated are listed below, along with the same kind of information for your dependents.

All coverage will terminate at the earliest time specified below:

1. For the Medical, Dental and Vision plans, on the last day of the month you cease to be an eligible associate (such as termination of employment, retirement or for any other reason).

2. For the Life Insurance, AD&D, STD, LTD and Dependent life plans, on the date you cease to be an eligible associate (such as termination of employment, retirement or for any other reason).

3. Upon discontinuation. or termination of any plan, your coverage ends when such plan ends. The plans may be terminated or amended without notice to you.

4. Upon non-payment of any required associate contribution.

Your dependent(s) coverage will cease at the earliest time specified below:

1. When your coverage terminates.

2. On the last day of the calendar month when your dependent(s) cease to be eligible.

3. Upon non-payment of any required associate contribution.

HOW FLEXPOINT WORKS

COVERAGE LEVELS

In addition to deciding which medical, dental, and vision options you want for-yourself, you may also decide if you want dependent coverage. Starting in 2000, WellPoint will offer four levels of coverage. You can select coverage for:

-   Yourself only

-   Yourself PLUS Spouse

-   Yourself PLUS Child/Children

-   Yourself PLUS Family (Spouse and Child/Children)

Since coverage for an adult spouse is more costly than that for a child, the four-tier coverage will provide a more equitable method for assessing associate premium payments for covered dependents. Single parents will have a lower contribution level than is currently available, and an associate with a working spouse and children may have a lower contribution level by covering only the children while the spouse takes coverage under his or her employer's plan.

THE PRETAX ADVANTAGE

With FLEXPoint you pay your share of the cost for most of your benefits on a pretax basis. This means your contributions will be deducted from your pay BEFORE Social Security Medicare, federal, state, and local income taxes are calculated and withheld. This way, your taxable income is reduced and you pay less taxes.

PRETAX

-  MEDICAL

-  DENTAL

-  VISION

-  FLEXIBLE SPENDING ACCOUNTS - HEALTH CARE AND
   DEPENDENT DAY CARE

-  ACCIDENTAL DEATH AND DISMEMBERMENT (AD&D)

POST-TAX

-  EMPLOYEE LIFE

-  DEPENDENT LIFE INSURANCE-SPOUSE AND CHILD(REN)

OPEN ENROLLMENT PROCEDURES FOR CURRENT WELLPOINT OFFICERS

COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

As in prior years, you will make your Comprehensive Executive Nonqualified Retirement Plan elections by completing the enclosed FLEXExec enrollment form. Telephone enrollment is not available for the Comprehensive Executive Nonqualified Retirement Plan.

FLEXPOINT

Your FLEXPoint elections for 2000 are in effect from January 1 through December 31, provided you remain eligible for benefits. Each year, during the Open Enrollment period, you have the opportunity to change your coverage for the following plan year.

FLEXPoint open enrollment will be conducted through FLEXConnect, an automated voice response system where Officers enter their benefit selections over the telephone. For your convenience, FLEXConnect will be available 24 hours a day, 7 days a week from November 1, 1999 through November 12,1999.

When you call FLEXConnect to make changes, you must enter your Social Security number and the assigned Personal Identification Number (PIN). Your PIN will be located on the Enrollment Worksheet. Using your PIN serves as both your signature and your authorization to process benefit changes.

Before you enroll, you should give careful consideration to the benefits you will need for the 2000 calendar year. Unless you have a qualified midyear change (see Mid-Year Changes on page 34),YOU MAY NOT MAKE ANY CHANGES TO YOUR enrollment selections until 2001.

IF YOU NEED TO MAKE CHANGES...

1. Review this FLEXPoint Enrollment Guide and select your benefit coverages. If you have specific questions about coverages, please contact the plan provider directly. Customer Service telephone numbers are listed in the Medical Comparison Chart (pages 11-14) and the Dental Comparison Chart (page 18).

2. Complete the Enrollment Worksheet. Your 1999 elections are highlighted for your reference.

3. Call FLEXConnect at 1-800-638-6699 to make your 2000 benefit elections from November 1, 1999 through November 12, 1999. FLEXConnect is available 24 hours a day.

4. You will receive a Confirmation Statement along with any necessary forms at the end of the Open Enrollment period. If you do not receive a confirmation statement by November 24, 1999, please contact the Associate Service Center immediately.

5. Check your Confirmation Statement CAREFULLY. If you need to make any changes or corrections, CALL FLEXCONNECT BEFORE THE CLOSING DATE STATED ON YOUR CONFIRMATION STATEMENT


A FASTER WAY TO ENROLL - FLEXEXPRESS

FLEXEXPRESS IS A FAST, EASY-TO-USE OPTION IN THE FLEXCONNECT SYSTEM THAT ALLOWS YOU TO KEEP YOUR 1999 ELECTIONS IN 2000. IF YOU CHOOSE FLEXEXPRESS WHEN YOU CALL, THE SYSTEM WILL PROMPT YOU TO ENTER FLEXIBLE SPENDING ACCOUNT CONTRIBUTION AMOUNTS. ALL OTHER BENEFIT ELECTIONS WILL REMAIN THE SAME.

OPEN ENROLLMENT FOR CURRENT WELLPOINT OFFICERS TAKES PLACE NOVEMBER I THROUGH NOVEMBER 12, 1999.

IF YOU DO NOT CALL FLEXCONNECT

- If you don't call FLEXConnect, you will receive your 1999 benefit coverages (except for your Flexible Spending Accounts) at the new 2000 contribution levels.

- If you have "associate + 1 dependent" coverage currently, you will receive medical, dental and/or vision benefits at the coverage level based on your dependents on file. For example, suppose you are covering your spouse for medical under associate + 1 coverage in 1999. If you do not call FLEXConnect, you will be assigned associate + spouse medical coverage for 2000. (If the dependent you are covering in 1999 is a child and you don't call, you will be assigned associate + child(ren) for 2000.)

- You will not participate in the Health Care & Dependent Day Care Flexible Spending Accounts. You must call FLEXConnect to authorize Health Care and Dependent Day C are Spending Account deductions for 2000.

                              CALL FLEXCONNECT AT
                                1-800-638-6699

CONFIRMATION STATEMENTS

- A Confirmation Statement will be mailed to your home at the end of the enrollment period.

- You will also receive any additional forms required, such as the Waiver of Coverage Form, HMO Enrollment Form for medical coverage, and the Evidence of Insurability Form for life insurance plans, with your Confirmation Statement. For coverage to be effective by January 1, 2000, forms must be returned by December 31, 1999 to the Benefits Department. An envelope will be provided for your convenience.

- Check your Confirmation Statement CAREFULLY. If you need to make any changes or corrections, or fix omissions, CALL FLEXCONNECT DURING THE CHANGE WINDOW FROM NOVEMBER 22,1999 THROUGH NOVEMBER 30, 1999. If dependents are missing from your Confirmation Statement, you must take immediate steps to correct your enrollment. No changes or corrections will be allowed after November 30,1999,

IF CHANGES ARE MADE, YOU WILL RECEIVE A FINAL CONFIRMATION STATEMENT IF YOU DON'T RECEIVE THE FINAL CONFIRMATION STATEMENT BY DECEMBER 15, 1999, PLEASE CONTACT THE ASSOCIATE SERVICE CENTER IMMEDIATELY. Keep your Confirmation Statement for your records.

DEDUCTIONS AND PAY PERIODS IN 2000

- There will be 26 pay periods in 2000. Your first benefit deductions for 2000 will begin with your January 7,2000 paycheck. If you notice any errors or omissions on this paycheck, contact the Associate Service Center immediately. No corrections can be made after January 31,2000.

QUESTIONS?

If you have any questions about your FLEXPoint options or procedures, contact the Associate Service Center. If you have specific coverage questions, please call the Customer Service numbers listed in the Medical Comparison Chart (page
11) and the Dental Comparison Chart (page 18).

NEW OFFICER ENROLLMENT PROCEDURES

COMPREHENSIVE EXECUTIVE
NONQUALIFIED RETIREMENT PLAN

You will make your Comprehensive Executive Nonqualified Retirement Plan elections by completing the enclosed FLEXExec enrollment form. Telephone enrollment is not available for the Comprehensive Executive Nonqualified Retirement Plan.

FLEXPOINT

Before you enroll, you should give careful consideration to the benefits you will need for the 2000 calendar year. Unless you have a qualified mid-year change (see Mid-Year Changes on page 34), YOU MAY NOT MAKE ANY CHANGES TO YOUR ENROLLMENT SELECTIONS UNTIL 2001.

STEPS

1. Review this 2000 FLEXPoint Enrollment Guide and select your benefit coverages. To assist you in your provider selections, HMO and PPO Directories are available by contacting your local Human Resources office. If you have questions about medical or dental coverage, please contact the providers directly at the Customer Service phone numbers listed in the Medical Comparison Chart (pages 11-14) and Dental Comparison Chart (page 18).

2. Complete the Enrollment Worksheet.

3. Follow the instructions provided.

4. You will receive a Confirmation Statement after you complete your enrollment. If you do not receive a confirmation statement within 2 weeks of enrolling, contact the Associate Service Center.

DEFAULT COVERAGE - IF YOU DON'T ENROLL

If you do not make your elections within the specified time period indicated on your Enrollment Worksheet, you will be assigned default coverage AUTOMATICALLY. Default coverage provides minimal benefits for you only - not your dependents. With default coverage, you receive the following benefits:

- WellPoint Preferred PPO or WellPoint Group Medical, associate only coverage with $1,000 deductible

- $50,000 in fife insurance

- $50,000 in Accidental Death and Dismemberment (AD&D) insurance

- No Flexible Spending Account participation


                               CALL FLEXCONNECT

FLEXPOINT BENEFITS INFORMATION


YOUR MEDICAL COVERAGE

The medical options in FLEXPoint are designed to meet the needs of individuals with varying personal situations. Depending on where you live, you may be able to choose WellPoint Preferred, a preferred provider organization (PPO), a health maintenance organization (HMO) or WellPoint Group if you live where there is no PPO or HMO available. In making your choice, it's important that you read and understand the benefits available to you, as well as the limitations and exclusions. The information in this Enrollment Guide is only a summary - refer to your Summary Plan Description for more information.

- Consider the way you now receive - or would like to receive - medical care, and identify your alternatives. HMOs generally require you to pay a small fee (copay) when you use network services and provide no benefits when you use a provider outside the network. With WellPoint Preferred, you may also have to satisfy a deductible and coinsurance. However, you may use a non-network provider if you are willing to share more of the cost.

- Also find out whether your current providers participate in an available HMO or PPO. If you're enrolling in an HMO and will be a new patient with a particular primary care physician, call the physician's office to determine whether he/she is accepting new patients.

SPECIAL CONSIDERATIONS

If you have coverage under another group medical plan, you have the option to waive your FLEXPoint medical coverage. If you waive medical coverage, you will be required to sign a Waiver of Coverage form certifying coverage with another group plan. For example, you may be covered under your spouse's plan. If so, you can waive coverage and receive a credit that you can use toward the cost of other benefits or receive as taxable income in your paycheck.

If you elect an HMO (for the first time), or add dependents to your HMO coverage, YOU MUST SUBMIT AN HMO ENROLLMENT FORM NO LATER THAN JANUARY 1, 2000 (OR THE EFFECTIVE DATE OF YOUR COVERAGE FOR 2000 NEW HIRES), or you will be assigned a provider.

If you have a qualified mid-year change (see page 34), you must notify the Associate Service Center within 31 days of the change.

CLAIMS PROCEDURES

If you choose WellPoint Preferred PPO, keep in mind your provider will file claims for you and your covered dependents when you receive care in-network. For non-network providers or if you choose the WellPoint Group Plan, your provider may use a universal claim form and mail it to the claims address on your ID card. You can obtain a claim form by calling Customer Service at
(800) 234-0111 or by downloading a claim form from MEMBER SERVICES at www.bluecrossca.com.

All WellPoint Preferred PPO claims should be mailed to: WellPoint Health Networks Inc., P.O. Box 4109, Woodland Hills, California 91365, Attn:
Associate Claims Unit. Be sure to use a separate claim form for each patient and provider.


MEDICAL COMPARISON CHART

The following Medical Comparison Chart has been designed to help you understand the differences between plans. You should carefully review this information before making your benefit selection.

Note: You continue to be responsible for all copays, even after you reach the out-of-pocket maximum.

MEDICAL
COMPARISON CHART
                                   WELLPOINT PREFERRED (PPO)

DEDUCTIBLE(1)

                                                           WP250                      WP500                      WP1000
INDIVIDUAL                                                  $250                        $500                     $1,000
FAMILY                                                      $750                      $1,500                     $3,000
---------------------------------------------------------------------------------------------------------------------------------

OUT-OF-POCKET MAXIMUM(2)

                                             WP250                             WP500                            WP1000
                                  Network        Non-Network        Network        Non-Network        Network        Non-Network
INDIVIDUAL                         $2,750           $6,900           $3,000           $7,100           $3,500           $7,600
FAMILY                             $8,250          $20,700           $9,000          $21,300          $10,500          $22,800
---------------------------------------------------------------------------------------------------------------------------------

                                                     NETWORK PROVIDERS                        NON-NETWORK PROVIDERS
---------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES(3)
INPATIENT                          80% after deductible                                   60% after deductible
OUTPATIENT                         80% after deductible                                   60% after deductible
SKILLED NURSING FACILITY           80% after deductible; limited to                       60% after deductible; limited
                                     100 days/calendar year                                 to 100 days/calendar year
---------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES
OFFICE VISITS                      WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay             60% after deductible
                                   WP 1000 (non CA)                 $20 copay             60% after deductible
                                   WP 1000 (CA)                     80% after deductible  60% after deductible
WELL BABY CARE:
-OFFICE VISITS                     WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay             60% after deductible
                                   WP 1000 (non CA)                 $20 copay             60% after deductible
                                   WP 1000 (CA)                     80% after deductible  60% after deductible
-IMMUNIZATIONS                     $0 copay                                               60% after deductible
ANNUAL ROUTINE EXAM:
  ($300 MAXIMUM, INCLUDING
    WELL WOMAN EXAM)               WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay             60% after deductible
                                   WP 1000 (non CA)                 $20 copay             60% after deductible
                                   WP 1000 (CA)                     $20 copay             60% after deductible
WELL WOMAN EXAMS:
-OFFICE VISIT                      WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay             60% after deductible
                                   WP 1000 (non CA)                 $20 copay             60% after deductible
                                   WP 1000 (CA)                     $20 copay             60% after deductible
-MAMMOGRAM                         100% covered (does not apply                           60% after deductible
                                     toward deductible)
-PAP SMEAR                         100% covered (does not apply                           60% after deductible
                                     toward deductible)
X-RAY AND LAB TESTS                80% after deductible                                   60% after deductible
---------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES (AT
  HOSPITAL)                        80% after deductible                                   80% after deductible
HOSPITAL EMERGENCY ROOM            80% after deductible                                   80% after deductible

---------------------------------------------------------------------------------------------------------------------------------
MATERNITY
HOSPITAL                           80% after deductible                                   60% after deductible
OFFICE VISITS                      WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay             60% after deductible
                                   WP 1000 (non CA)                 $20 copay             60% after deductible
                                   WP 1000 (CA)                     80% after deductible  60% after deductible
INFERTILITY DIAGNOSTIC
  PROCEDURES                       80% after deductible                                   60% after deductible
---------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/SUBSTANCE
  ABUSE
INPATIENT (UP TO 30 DAYS PER
  CALENDAR YEAR)                   80% after deductible                                   60% after deductible
OUTPATIENT (50 VISIT
  MAXIMUM/CALENDAR YEAR)           80% after deductible                                   60% after deductible
                                   $50 maximum/visit                                      $40 maximum/visit
---------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES
CHIROPRACTIC (26 VISIT
  MAXIMUM/CALENDAR YEAR)           WP 250                           $15 copay             60% ($25 maximum/visit - after
                                                                                            deductible has been met)
                                   WP 500                           $15 copay
                                   WP 1000 (non CA)                 $20 copay
                                   WP 1000 (CA)                     80% after deductible
ACUPUNCTURE (26 VISIT
  MAXIMUM/CALENDAR YEAR)           WP 250                           $15 copay             60% ($25 maximum/visit - after
                                                                                            deductible has been met)
                                   WP 500                           $15 copay
                                   WP 1000 (non CA)                 $20 copay
                                   WP 1000 (CA)                     80% after deductible
PHYSICAL THERAPY/PHYSICAL
  MEDICINE                         80% after deductible                                   60% after deductible
ALLERGY TEST                       WP 250                           $15 copay             60% after deductible
                                   WP 500                           $15 copay
                                   WP 1000 (non CA)                 $20 copay
                                   WP 1000 (CA)                     80% after deductible
ALLERGY TREATMENT                  80% after deductible                                   60% after deductible
---------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS
                                   $15 brand/$7 generic copay; 30-day supply              $15 brand/$7 generic copay;
                                                                                            30-day supply
                                   $30 brand/$14 generic copay; 90-day supply mail order  $30 brand/$14 generic copay;
                                                                                            90-day supply mail order
                                   INFERTILITY DRUGS NOT COVERED AS OF 1/1/99             INFERTILITY DRUGS NOT COVERED
                                                                                           AS OF 1/1/99
---------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER                                           (800) 234-0111

(1) Deductible - Deductible expenses applied to the 4th quarter of the previous year will be carried over. Copay amounts do not apply toward the deductible.

(2) Satisfying the smaller in-network coinsurance and deductible will apply toward, but not satisfy, the larger out-of-network coinsurance and deductible, excluding any copays. Satisfying the larger out-of-network coinsurance and deductible will automatically satisfy the smaller in-network coinsurance and deductible, excluding any copays.

(3) Hospital services - Pre-certification is required. You must initiate; failure to do so will result in a $250 additional deductible for medically necessary care and no benefits will be payable for unnecessary care.

                                                                         BLUE CROSS HMO
                                        WELLPOINT GROUP(1)         (FORMERLY CALIFORNIACARE)       BLUE CHOICE HEALTHCARE (GA)
----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                        DEDUCTIBLE(2)                    DEDUCTIBLE                     DEDUCTIBLE

INDIVIDUAL                            $250      $500     $1,000    There is no deductible;        There is no deductible;
                                                                     some services require copay    some services require copay
FAMILY                                $750    $1,500     $3,000    There is no deductible;        There is no deductible;
                                                                     some services require copay    some services require copay
----------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM             OUT-OF-POCKET MAXIMUM            OUT-OF-POCKET MAXIMUM          OUT-OF-POCKET MAXIMUM
INDIVIDUAL                          $2,750    $3,000     $3,500    $1,500                         None

FAMILY                              $8,250    $9,000    $10,500    $3,000 (2 family members)      None
                                                                   $4,500 (3 or more family
                                                                     members)
----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES                 HOSPITAL SERVICES(3)             HOSPITAL SERVICES               HOSPITAL SERVICES
INPATIENT                         80% after deductible             No charge                       No charge
OUTPATIENT                        80% after deductible             No charge                       No charge
SKILLED NURSING FACILITY          80% after deductible             No charge (up to                No charge (up to
                                    (limited to 100 days/            100 days per year               30 days per year)
                                    calendar year)
----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES             PROFESSIONAL SERVICES            PROFESSIONAL SERVICES            PROFESSIONAL SERVICES
OFFICE VISITS                     80% after deductible             $10 copay                        $10 copay


WELL BABY CARE:
-OFFICE VISITS                    80% after deductible             $10 copay                        $10 copay


-IMMUNIZATIONS                    100%                             No charge                        No charge (office visit copay
                                                                                                      may apply)
ANNUAL ROUTINE EXAM:              80% after deductible             $10 copay                        $10 copay
($300 MAXIMUM, INCLUDING
WELL WOMAN EXAM)


WELL WOMAN EXAMS:
-OFFICE VISIT                     80% after deductible             $10 copay                        $10 copay


-MAMMOGRAM                        100% (does not apply             No charge                        $10 copay
                                    toward deductible)
-PAP SMEAR                        100% (does not apply             No charge                        $10 copay
                                    toward deductible)
X-RAY AND LAB TESTS               80% after deductible             No charge                        No charge
----------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES        EMERGENCY MEDICAL SERVICES       EMERGENCY MEDICAL SERVICES      EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES (AT
  HOSPITAL)                       80% after deductible             No charge                       No charge
HOSPITAL EMERGENCY ROOM           80% after deductible             $50 copay, waived if admitted   $100 copay, waived if admitted
----------------------------------------------------------------------------------------------------------------------------------
MATERNITY                         MATERNITY                        MATERNITY                       MATERNITY
HOSPITAL                          80% after deductible             No charge                       No charge
OFFICE VISITS                     80% after deductible             $10 copay                       $10 copay (first visit only)
INFERTILITY DIAGNOSTIC
  PROCEDURES                      80% after deductible             50% (copay will not be          $10 copay (artificial
                                                                     applied to out-of-pocket        insemination and in-vitro
                                                                     maximum)                        fertilization are excluded)

----------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/SUBSTANCE      MENTAL HEALTH CARE/SUBSTANCE     MENTAL HEALTH CARE/SUBSTANCE    MENTAL HEALTH CARE/SUBSTANCE
  ABUSE                             ABUSE                            ABUSE                           ABUSE

INPATIENT                         80% after deductible             $100/day copay, up to 30 days   No charge, up to 30 visits per
                                    (up to 30 days per calendar      per year (copay will not be     year; 6 day limit for substance
                                    year)                            applied to out-of-pocket        abuse
                                                                     maximum)
OUTPATIENT                        80% after deductible; $50        $35 copay, up to 20 visits      $25 copay, up to 20 visits per
                                    maximum/visit (50 visit          per year, when ordered by       year
                                    maximum/calendar year)           PCP (psychoanalysis excluded)
----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES            MISCELLANEOUS SERVICES           MISCELLANEOUS SERVICES          MISCELLANEOUS SERVICES
CHIROPRACTIC                      80% after deductible             $10 copay, when approved        Not covered
                                    (26 visit maximum/calendar       by PCP
                                    year)

ACUPUNCTURE                       80% after deductible             $10 copay, when approved        Not covered
                                    (26 visit maximum/calendar       by PCP
                                  year)

PHYSICAL THERAPY/ PHYSICAL
  MEDICINE                        80% after deductible             $10 copay, up to 60 visits      $10 copay, up to 20 visits per
                                                                     per year                        year
ALLERGY TEST                      80% after deductible             $10 copay                       $10 copay

ALLERGY TREATMENT                 80% after deductible             $10 copay                       $10 copay
---------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                PRESCRIPTION DRUGS               PRESCRIPTION DRUGS              PRESCRIPTION DRUGS
                                  $15 brand/$7 generic copay;      $15 brand/$7 generic copay;     $15 brand/$7 generic copay;
                                    30-day supply                    30-day supply                   30-day supply
                                  $30 brand/$14 generic copay;     $30 brand/$14 generic copay;    $30 brand/$14 generic mail
                                    90-day supply mail order         90-day supply mail order        order copay; 90-day supply
---------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER          (800) 234-0111                    (800) 234-0111 OR               (800) 634-6642 OR
                                                                   www.bluecrossca.com             www.bcbsga.com

                                 (1) This plan is for associates
                                     who live in an area where
                                     neither a PPO network nor an
                                     HMO network is available.
                                 (2) The deductible is included in
                                     the out-of-pocket maximum.
                                 (3) Hospital Services -
                                     Pre-certification is required.
                                     You must initiate; failure to
                                     do so will result in a $250
                                     additional deductible for
                                     medically necessary care and
                                     no benefits will be payable
                                     for unnecessary care.

                                                                        BLUE CARE NETWORK                   BLUECARE HEALTH PLAN
        HMO ILLINOIS                    HMO BLUE (MA)                   OF S.E. MICHIGAN                      (CONNECTICUT)
------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                       DEDUCTIBLE                       DEDUCTIBLE                       DEDUCTIBLE
There is no deductible; some     There is no deductible; some     There is no deductible; some     There is no deductible; some
 services require copay           services require copay           services require copay           services require copay
There is no deductible; some     There is no deductible; some     There is no deductible; some     There is no deductible; some
 services require copay           services require copay           services require copay           services require copay
------------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM            OUT-OF-POCKET MAXIMUM            OUT-OF-POCKET MAXIMUM            OUT-OF-POCKET MAXIMUM
None                             None                             None                             None

None                             None                             None                             None

------------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES                HOSPITAL SERVICES                HOSPITAL SERVICES                HOSPITAL SERVICES
No charge                        No charge                        No charge                        No charge
No charge                        No charge                        No charge                        No charge
No charge (PCP referral          No charge (up to 100 days per    No charge (up to 45 days per     No charge (up to 90 days per
 required)                        year)                            year)                            year)
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES            PROFESSIONAL SERVICES            PROFESSIONAL SERVICES            PROFESSIONAL SERVICES
$10 copay                        $10 copay                        $10 copay                        $5 copay


$10 copay                        $10 copay                        $10 copay                        No charge


No charge (office visit copay    No charge (office visit copay    No charge (office visit copay    No charge
 may apply)                       may apply)                       may apply)
$10 copay                        $10 copay                        $10 copay                        No charge


$10 copay                        $10 copay                        $10 copay                        $5 copay


No charge (office visit copay    No charge (office visit copay    No charge (office visit copay    No charge (office visit copay
 may apply)                       may apply)                       may apply)                       may apply)
No charge (office visit copay    No charge (office visit copay    No charge (office visit copay    No charge (office visit copay
 may apply)                       may apply)                       may apply)                       may apply)
No charge                        No charge                        No charge (office visit copay    No charge (office visit copay
                                                                   may apply)                       may apply)
------------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES       EMERGENCY MEDICAL SERVICES       EMERGENCY MEDICAL SERVICES       EMERGENCY MEDICAL SERVICES
No charge                        No charge                        No charge                        No charge
$50 copay (no charge for         $25 copay                        $25 copay                        $50 copay, waived if admitted
 services received beyond 30
 miles of your participating
 Medical Group)
------------------------------------------------------------------------------------------------------------------------------------
MATERNITY                        MATERNITY                        MATERNITY                        MATERNITY
No charge                        No charge                        No charge                        No charge
$10 copay (first visit only)     No charge                        $10 copay                        $5 copay (first visit only)
$10 copay (some limitations      $10 per visit                    $10 copay                        $5 copay (only diagnostic
 and exclusions apply)                                                                              covered)

------------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/SUBSTANCE     MENTAL HEALTH CARE/SUBSTANCE     MENTAL HEALTH CARE/SUBSTANCE     MENTAL HEALTH CARE/SUBSTANCE
 ABUSE                            ABUSE                            ABUSE                            ABUSE
No charge, up to 20 days per     No charge, up to 60 days per     No charge, up to 30 days per     No charge, up to 60 days per
 year                             year for mental health care      year for mental health care      year for mental health and up to
                                  and up to 30 days per year       and 50% copay for                45 days for substance abuse
                                  for substance abuse              detoxification
$20 copay, up to 20 visits per   20 visits per year ($10 copay    50% copay, up to 20 visits per   $5 copay per visit
 year                             for visits 1-10; $15 copay       year                            40 visit maximum for substance
                                  for visits 11-20)                                                 abuse

------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES           MISCELLANEOUS SERVICES           MISCELLANEOUS SERVICES           MISCELLANEOUS SERVICES
Covered if referred by PCP       Not covered                      Covered when referred by PCP     $5 copay with PCP approval


Not covered                      Not covered                      Not covered                      Not covered


No charge, up to 60 visits per   $10 copay, up to 60 visits per   $5 copay, up to 60 days          $5 copay, up to 60 visits per
 year                             year                                                              year
$10 copay                        $10 copay                        50% copay for testing            $5 copay

$10 copay                        No charge                        $5 copay for injections          No charge (office visit copay
                                                                   (office visit copay may apply)   may apply)
------------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS               PRESCRIPTION DRUGS               PRESCRIPTION DRUGS               PRESCRIPTION DRUGS
$5 generic copay/$10 brand       $10 brand/$5 generic copay (at   $5 copay - 30-day supply         $5 generic copay
 copay (formulary)                HMO Blue-participating
                                  pharmacies) - 30-day supply
$25 brand copay (non-formulary)  $10 brand/$5 generic mail order                                   $15 brand copay (formulary)
                                  copay - 90-day supply
$5/$10/$25 mail-order copay;                                                                       $25 brand copay (non-formulary)
 30-day supply
                                                                                                   $5/$15 mail order copay

------------------------------------------------------------------------------------------------------------------------------------
(800) 772-6897 or www.bcbsil.com (800) 588-5509 or www.bcbsma.com (800) 662-6667 or www.bcbsm.com  (800) 922-1742 or www.bcbsct.com


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       HMO BLUE CROSS (DALLAS/FT. WORTH)
        WELLPATH SELECT HMO                    HEALTHKEEPERS OF VIRGINIA                  AND HMO BLUE TEXAS (HOUSTON)
------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                              DEDUCTIBLE                                  DEDUCTIBLE

There is no deductible; some            There is no deductible; some                There is no deductible; some
services require copay                  services require copay                      services require copay
There is no deductible; some            There is no deductible; some                There is no deductible; some
services require copay                  services require copay                      services require copay
------------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM                   OUT-OF-POCKET MAXIMUM                       OUT-OF-POCKET MAXIMUM
 $650                                   $1,500                                      $1,000

$1,500                                  $3,000                                      $2,000

------------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SEVICES                        HOSPITAL SEVICES                            HOSPITAL SEVICES
No charge                               No charge                                   No charge
No charge                               $50 copay                                   No charge
No charge (up to 100 days per year)     No charge (up to 100 days per year)         No charge (up to 60 days per year)
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES                   PROFESSIONAL SERVICES                       PROFESSIONAL SERVICES
$10 copay                               $10 copay                                   $10 copay


$10 copay                               $10 copay                                   $10 copay (under age 2)


$10 copay                               $10 copay                                   No charge
$10 copay                               $10 copay (one physical per year)           $10 copay



$10 copay                               $10 copay                                   $10 copay


$10 copay                               No charge (office visit copay may apply)    No charge (office visit copay may apply)
$10 copay                               No charge (office visit copay may apply)    No charge (office visit copay may apply)
No charge                               $10 copay                                   No charge
------------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES              EMERGENCY MEDICAL SERVICES                  EMERGENCY MEDICAL SERVICES
No charge                               No charge                                   No charge
$50 copay, waived if admitted           No charge                                   $100 copay

------------------------------------------------------------------------------------------------------------------------------------
MATERNITY                               MATERNITY                                   MATERNITY
No charge                               No charge                                   No charge
$10 copay                               No charge                                   $10 copay for first visit only
50% of covered charges                  Not covered                                 No charge



------------------------------------------------------------------------------------------------------------------------------------
MENTHAL HEALTH CARE/SUBSTANCE ABUSE     MENTHAL HEALTH CARE/SUBSTANCE ABUSE         MENTHAL HEALTH CARE/SUBSTANCE ABUSE
$50 copay per day, up to 30 days per    No charge, up to 30 days per year/90        $50 copay per day, up to 30 days per
   year for mental health care; 20% of    days per lifetime, for mental health        year, for mental health; no charge,
   covered charges per day, up to         and substance abuse combined                up to 3 treatments per lifetime, for
   $8,000 per year (combined                                                          substance abuse
   inpatient/outpatient) for substance
   abuse
$25 copay per visit, up to 20 visits    $15 or $30 copay per therapy session,       No charge, up to 20 visits per year,
   per year, for mental health care;      up to 20 visits per year, for mental        for mental health; no charge,
   $20 copay per visit, up to $8,000      health and substance abuse combined         up to 3 treatments per
   per year (combined inpatient/                                                      lifetime, for substace abuse
   outpatient) for substance abuse
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES                  MISCELLANEOUS SERVICES                      MISCELLANEOUS SERVICES
Not covered                             Not covered                                 $10 copay with PCP approval


20% discount                            Not covered                                 Not covered


$10 copay                               $10 copay, up to 90 days after date of      $10 copay
                                          injury
$10 copay                               $10 copay                                   50% copay


No charge                               $10 copay                                   50% copay
------------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                      PRESCRIPTION DRUGS                          PRESCRIPTION DRUGS
$5 generic copay - 30-day supply        $5 generic $10 brand (with generic          $5 generic copay
                                          equivalent)
$15 brand copay (formulary) - 30-day    $25 brand (without generic equivalent)      $10 brand copay
  supply
$25 brand copay (non-formulary) -       $10 mail order (generic)                    $5/$10 mail order copay
  30-day supply
$5/$15/$25 mail order copay - 30-day    $20 brand mail order (with generic
  supply                                  equivalent)
                                        $50 brand mail order (without generic
                                          equivalent)
------------------------------------------------------------------------------------------------------------------------------------
(800) 935-7284 OR www.wellpathchp.com   (800) 421-1880 OR www.trigon.com            DALLAS/FT. WORTH (800) 554-6321
                                                                                    HOUSTON: (888) 882-2390
                                                                                    OR www.bcbstx.com

PRE-CERTIFICATION

If you're covered under WellPoint Preferred PPO or the WellPoint Group Medical Plan and need to receive care from a hospital (inpatient only), ambulatory surgical center (outpatient only), or a chemical dependency rehabilitation facility, you must obtain a pre-certification. This ensures you obtain the maximum benefits available under the Plan.

You must call for a pre-certification THREE DAYS BEFORE YOUR SCHEDULED ADMISSION OR CARE. For an emergency admission, you must call within 48 hours after the start of the confinement. To obtain a pre-certification, call the toll-free phone number listed on your ID card. If treatment will be provided by a network physician, your physician may make the call for you, but you are responsible if this call does not occur.

Notes:

- IF A PRE-CERTIFICATION IS NOT OBTAINED, AN ADDITIONAL DEDUCTIBLE OF $250 WILL APPLY.

-   THE PLAN WILL NOT COVER SERVICES THAT ARE NOT DEEMED MEDICALLY NECESSARY.


                        REASONABLE AND CUSTOMARY CHARGES

The term "Reasonable and Customary" applies to the WellPoint Preferred PPO (if you use an out-of-network provider) and WellPoint Group Plans. If you are covered by an HMO, please contact the HMO directly for its definition of reasonable and customary.

At the time of service, the Claims Administrator determines whether or not the charges are reasonable and customary. Because of the changing nature of medicine, the definition of reasonable and customary charges may change over time.

Keep in mind, with WellPoint Preferred PPO, you have the choice of receiving care from network providers, who accept lower negotiated rates, or from non-network providers.

MEDICALLY NECESSARY

The WellPoint Preferred PPO and WellPoint Group Plans cover expenses that are deemed "medically necessary." Medically necessary services or supplies must meet certain requirements established by the Claims Administrator. The fact that a doctor may prescribe, order, recommend or approve a service or supply does not, of itself, make it "medically necessary" or make the charge a covered expense even if it has not been listed as an exclusion.

ADDITIONAL INFORMATION
ABOUT HMO COVERAGE
(DOES NOT INCLUDE WELLPATH SELECT HMO)

COVERAGE WHEN TRAVELING

As a member of a Blue Cross HMO, you and your enrolled dependents become members of HMO Blue USA, the largest HMO network in the country.

A special feature of HMO Blue USA is the Away From Home Care benefits. These benefits cover urgent care, those not so serious illnesses that still need medical attention, for you and your enrolled family members when traveling outside your HMO service area.

To access Away From Home Care, call the HMO Blue USA Customer Service representative at the toll-free HMO Blue USA number printed on your ID card.

COVERAGE FOR TEMPORARY
RESIDENCY OUTSIDE CALIFORNIA

You can maintain your HMO benefits even when temporarily residing outside California with Guest Membership. It's available to long-term travelers for out-of-state work assignments, students and other enrolled family members who will be living away from home for three to six months.

To apply for Guest Membership, call Blue Cross HMO Customer Service to discuss your changing circumstances. If a participating HMO is available, you or your dependent will become a guest member of that HMO.

ADDITIONAL INFORMATION ABOUT ALL
FLEXPOINT MEDICAL OPTIONS

COORDINATION OF BENEFITS

If you have coverage under more than one group medical plan, benefits under the plans will be coordinated such that payments for both programs will be provided up to, but not in excess of, 100% of charges for actual covered services.

BINDING ARBITRATION

Any dispute between you and the Claims Administrator will be resolved by binding arbitration and not by lawsuit or resort to court process, except as applicable state laws provide for judicial review of arbitration proceedings.

QUESTIONS?

If you have specific benefit questions you may call the Customer Service number listed in the Medical Comparison Chart.

Your local Human Resources office can provide you with HMO or PPO directories.

YOUR DENTAL COVERAGE

FLEXPoint gives you a choice of dental options. In making your choice, consider how much you can afford to pay out of your own pocket toward dental expenses. Also, are there any procedures you know you or a family member will need in the upcoming year? Is orthodontic coverage necessary?

The information in this Enrollment Guide is only a summary - refer to your Summary Plan Description for more information.

IF YOU LIVE IN CALIFORNIA...

You may choose either the Dental Net or Prudent Buyer Dental Plan. You also have the option to waive dental coverage.

DENTAL NET PLAN

If you elect this option, you receive care at negotiated rates. There are no deductibles or annual maximums except if you visit a Dental Net pediatric dentist. Orthodontic coverage is available.

When you enroll in Dental Net, you and each covered dependent must select your own participating dental office. If you do not use a Dental Net provider, your dental services will not be covered. Dental Net provider directories are available from your local Human Resources office. The first time you need care, let your dentist know that you're a member of Dental Net. You may change your Dental Net provider by calling the Dental Net Customer Service number listed in the Dental Comparison Chart.

PRUDENT BUYER DENTAL PLAN

This option gives you the opportunity to use the dental provider of your choice at any time, either within a network of dental providers who agree to provide services at negotiated rates or from any licensed dental provider. Each time you need care, you decide whether to receive it from a network or non-network provider.

You and each covered dependent can select your own participating provider from the Prudent Buyer Dental provider directory This selection can be made at the time services are needed. You may pay more when you choose to receive care from a non-participating provider.

If you use a network provider, the maximum covered expense is the negotiated rate. Participating dentists will not charge you more than the negotiated rate. For non-network providers, the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charge that exceeds R&C. Orthodontic coverage is not available under this plan.

IF YOU LIVE OUTSIDE OF CALIFORNIA...

You can choose the Basic or Major Dental Plan. These plans provide you with the freedom of choice to select virtually any licensed dentist, but if you choose a PPO participating dentist, you take advantage of negotiated discounts. If you use a dentist who does not participate in the National Dental PPO plan network, you may pay more for dental care. For non-network providers, the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charges that exceed R&C. If you use a network provider, the maximum covered expense is the negotiated rate. Network providers will not bill you more than the negotiated rate. Orthodontic coverage is available under the Major Dental Plan.

You also have the option to waive dental coverage.

CLAIMS PROCEDURES

IF YOU USE A DENTAL NET, PRUDENT BUYER DENTAL OR PPO NETWORK PROVIDER, your provider will file claims for you and your covered dependents.

IF YOU USE A NON-NETWORK PROVIDER, you may be required to complete a dental claim form and mail it to WellPoint Health Networks Inc., P.O. Box 9066, Oxnard, California 93031-9066.

QUESTIONS?

If you have specific benefit questions you may call the Customer Service number listed in the Dental Comparison Chart.

Your local Human Resource office can provide you with Dental Net or Dental PPO directories.

DENTAL COMPARISON CHART


                                          IN CALIFORNIA                                       OUTSIDE CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------
                                DENTAL NET              PRUDENT BUYER(1)             BASIC PLAN(1)           MAJOR PLAN(1)
------------------------------------------------------------------------------------------------------------------------------
ANNUAL DEDUCTIBLE         None                        $50/individual             $50/individual           $50/individual
                                                      $150/family                $150/family              $150/family
------------------------------------------------------------------------------------------------------------------------------
ANNUAL MAXIMUM            $500/child for              $1,500/individual          $1,000/individual        $1,500/individual
                          pediatric dentist only
------------------------------------------------------------------------------------------------------------------------------
DIAGNOSTIC/               100%                        100%                       100%                     100%
PREVENTIVE CARE
------------------------------------------------------------------------------------------------------------------------------
ORAL SURGERY              100%                        80% after deductible       80% after deductible     80% after deductible
------------------------------------------------------------------------------------------------------------------------------
RESTORATIVE CARE          100%                        80% after deductible       80% after deductible     80% after deductible
------------------------------------------------------------------------------------------------------------------------------
EXTRACTIONS               100%                        80% after deductible       80% after deductible     80% after deductible
------------------------------------------------------------------------------------------------------------------------------
SURGICAL EXTRACTIONS      $25-$50 copay               80% after deductible       80% after deductible     80% after deductible
------------------------------------------------------------------------------------------------------------------------------
ENDODONTIC CARE           $60-$100 copay              80% after deductible       80% after deductible     80% after deductible
------------------------------------------------------------------------------------------------------------------------------
PERIODONTICS              $9-$120 copay               50% after deductible       Not covered              50% after deductible
------------------------------------------------------------------------------------------------------------------------------
CROWNS                    $85-$120 copay              50% after deductible       Not covered              50% after deductible
------------------------------------------------------------------------------------------------------------------------------
BRIDGES                   $120 copay                  50% after deductible       Not covered              50% after deductible
------------------------------------------------------------------------------------------------------------------------------
PARTIAL DENTURES          $160 copay                  50% after deductible       Not covered              50% after deductible
------------------------------------------------------------------------------------------------------------------------------
COMPLETE DENTURES         $140 copay                  50% after deductible       Not covered              50% after deductible
------------------------------------------------------------------------------------------------------------------------------
ORTHODONTIA               $1,850 copay for adults     Not covered                Not covered              50% with a $1,000
                          (age 18+) or $1,450 for                                                         lifetime benefit/
                          children; treatment                                                             individual
                          limited to 24 months(2)
------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE          (800) 627-0004              (800) 627-0004             (800) 627-0004           (800) 627-0004
------------------------------------------------------------------------------------------------------------------------------

Note: Covered expenses are paid based on reasonable and customary charges. Charges in excess of reasonable and customary are your responsibility.

(1) If your dental provider anticipates the expense for any course of treatment to exceed $350, you should submit a benefit estimation form before treatment begins. This excludes Dental Net.

(2) You must obtain a written referral from Dental Net Customer Service before receiving treatment. Dental Net will not accept patients who are "banded" prior to the effective date of coverage.

YOUR VISION COVERAGE

If you elect vision coverage through Vision Service Plan (VSP), you have a choice of network or non-network providers each time you need eye care services or products. Vision coverage is optional. In making your election, think about how much you can afford to pay out of pocket for vision expenses in the coming year. Also consider whether you or a family member will need eyeglasses or contacts in the coming year.

Keep in mind that VSP is designed to cover medically necessary eye care. As a result, there are extra charges for the following:

-   Blended lenses

-   Oversize lenses

-   Photochromatic or tinted lenses

-   Frames that exceed the Plan allowance

You must pay your annual copayment the first time you receive services whether you use a VSP or Non-VSP provider.


CLAIMS PROCEDURES

- If you use a VSP provider, he/she will file claims for you and your covered dependents.

- If you use non-VSP providers, you will need to file a claim with VSP to receive your benefits. Claims should be mailed to: Vision Service Plan, P.O. Box 997100. Sacramento, California 95899-7100. You will be responsible for paying any charges above the limits shown in the chart below.

To obtain a list of VSP providers in your area, call 800-622-7444 or visit www.vsp.com.


QUESTIONS?

If you have any questions about your vision coverage, please contact VSP directly.


YOUR VISION BENEFITS AT A GLANCE


                                              VSP PROVIDERS                           NON-VSP PROVIDERS
------------------------------------------------------------------------------------------------------------------
YOUR ANNUAL COPAYMENT                              $25                                       $25
------------------------------------------------------------------------------------------------------------------
WHAT THE PLAN PAYS
------------------------------------------------------------------------------------------------------------------
Eye examinations                             100% after copay                            $40 maximum
  (once every 12 months)
------------------------------------------------------------------------------------------------------------------
Lenses (once every 12 months)
  Single                                     100% after copay                            $40 maximum
  Bifocal                                    100% after copay                            $60 maximum
  Trifocal                                   100% after copay                            $80 maximum
  Lenticular                                 100% after copay                            $125 maximum
------------------------------------------------------------------------------------------------------------------
Frames (once every 24 months)         100% up to a determined maximum                    $45 maximum
------------------------------------------------------------------------------------------------------------------
Contacts (including disposables)
  If medically necessary                 100% with prior approval            up to $210, in lieu of other benefits
  If elective                      up to $105, in lieu of other benefits     up to $105, in lieu of other benefits
------------------------------------------------------------------------------------------------------------------

YOUR LIFE INSURANCE COVERAGE

This section describes the coverage available to you under the FLEXPoint life insurance plan.

As an Officer of WellPoint, you receive life insurance under the Group Universal Life policy (see FLEXExec on page 26). You should consider your level of FLEXPoint life insurance coverage in flight of the Group Universal Life coverage you receive as an Officer.

BENEFIT SALARY

Benefits are based on your benefit salary, which is your annual base pay as of September 1, 1999 plus commissions or sales incentives paid from September 1, 1998 through August 31, 1999. For Officers hired on or after September 1,
1999, your benefit salary is your annual base pay excluding any commissions. Your benefit salary does not change mid-year with salary increases. It will be recalculated on September 1, 2000 with an effective date of January 1, 2001.

Life insurance benefits are rounded to the next higher multiple of $1,000 unless your salary is an even multiple of $ 1,000. For example, if your benefit salary is $29,300 and you elect one times your benefit salary, your coverage would be rounded up to $30,000. The MAXIMUM amount of your coverage cannot exceed $1,000,000.

Your benefit is reduced when you reach age 70 and again at age 75. If you become totally disabled prior to age 60, you will need to apply for a premium waiver. If approved, no premium payments will be required during this period of disability.

You can choose among the following life insurance options:

-   $50,000

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU)

-   2 times your benefit salary

-   3 times your benefit salary

-   4 times your benefit salary

-   Waive coverage

Life insurance coverage is offered when you first become eligible without an Evidence of Insurability form. Changes made during Open Enrollment require an Evidence of Insurability form and are subject to approval by the Claims Administrator.

Life insurance greater than one times your benefit salary can only be purchased on an after-tax basis.

Life insurance coverage is a fully insured plan administered by BC Life & Health Insurance Company.

If, during open enrollment, you select a life insurance option that is two levels greater than your existing coverage, you will need to provide an Evidence of Insurability form. When approved, your increase in coverage and deductions will take effect on January 1, 2000 or the first of the month after insurance company approval is received, whichever is later.

If your request is denied, your 1999 level of coverage will remain in effect for 2000 with the corresponding 2000 cost.

IMPUTED INCOME

The IRS Code states that employee group term life insurance benefits in excess of $50,000 and dependent life insurance may result in taxable income to the associate. This is known as "imputed income." Imputed income must be reported on your W-2 and is included as earnings in your paycheck. Imputed income is subject to federal, state and FICA taxes.

YOUR DEPENDENT LIFE INSURANCE COVERAGE

Dependent life insurance enables you to insure the lives of your spouse and eligible dependent child(ren).

If, during open enrollment, you add or increase your dependents' coverage, your dependents must complete an Evidence of Insurability form. When approved, the increase in coverage and deductions will take effect on January 1 or the first of the month after insurance company approval is received, whichever is later. If your request is denied, the current level of coverage will remain in effect for 2000 with the corresponding 2000 costs.

The information in this Enrollment Guide is only a summary - refer to your Summary Plan Description for more information.

SPOUSE LIFE INSURANCE

Spouse life insurance is based on your benefit salary (see page 20 for a definition of benefit salary), and the cost is based on your age as of January 1, 2000. Benefits are paid directly to you. This coverage cannot exceed the lesser of 50% of your life insurance amount or $125,000. Spouse coverage will be reduced when your life insurance is reduced - at age 70 and again at 75.

Spouse life insurance benefits are rounded down to a multiple of $ 1,000. For example, if your benefit salary was $29,300 and you elected spouse life of one times your benefit salary, your spouse's coverage would be rounded down to $29,000.

You may choose from the following options for spouse life insurance:

-   $5,000

-   50% of your benefit salary

-   1 times your benefit salary

-   Waive coverage

CHILD LIFE INSURANCE

Child life insurance is a fixed amount depending on the age of your child(ren).

You have the following options for child life insurance, or you can waive coverage:


FOR EACH                  OPTION 1            OPTION 2           OPTION 3
DEPENDENT CHILD           (1 UNIT)            (2 UNITS)          (5 UNITS)

Birth to age              $  500              $ 1,000            $ 2,500
14 days
------------------------------------------------------------------------------
14 days to six
months of age             $2,500              $ 5,000            $12,500
------------------------------------------------------------------------------
6 months                  $5,000              $10,000            $25,000
through age 18
years of age (24 if
full-time student)
------------------------------------------------------------------------------

As with spouse life insurance, benefits are paid to you, and this coverage cannot exceed 50% of your life insurance amount. All of your eligible children are covered if you choose this benefit.

YOUR ACCIDENTAL DEATH AND DISMEMBERMENT (AD&D) COVERAGE

Accidental death and dismemberment (AD&D) coverage protects you if you die or are dismembered as the result of an accident. The plan does not pay benefits if you die from natural causes. This benefit is designed to supplement your life insurance coverage and is a separate election. AD&D coverage is not available for dependents. AD&D coverage is a fully insured plan administered by Continental Casualty Company (CNA).

The information in this Enrollment Guide is only a summary - refer to your Certificate of Insurance for more information.

AD&D benefits are rounded to the next higher multiple of $1,000 unless your salary is an even multiple of $ 1,000. For example, if your benefit salary is $29,300 and you elect one times your benefit salary, your coverage would be rounded up to $30,000.

You can choose from the following AD&D options (see page 20 for a definition of benefit salary):

-   $50,000

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU.)

-   2 times your benefit salary

-   3 times your benefit salary

-   4 times your benefit salary

-   Waive coverage

The maximum amount of AD&D coverage cannot exceed $1,000,000. You do not need to submit an Evidence of Insurability form if you increase your level of coverage during Open Enrollment.

The AD&D plan pays the full benefit amount to your beneficiary if you die in an accident. Your beneficiary will be the same as listed on your life insurance beneficiary form. The plan pays the full amount or a percentage of the full amount if you suffer a dismemberment as the result of an accident. The percentages vary by the seriousness of the injury-refer to the Certificate of Insurance.

YOUR LIFE INSURANCE COVERAGE

Flexible Spending Accounts provide an opportunity for you to save money on your out-of-pocket health care or dependent day care expenses throughout the year. You are not taxed on the money you contribute, nor on the reimbursements you receive.

TAX SAVINGS

For most associates who elect flexible spending accounts, the tax savings are as much as 35 cents on the dollar-28 cents in federal income tax, 7.65 cents in Social Security and Medicare taxes, plus any applicable state or local income tax. Your tax savings will be based on your actual tax circumstances.

HOW FLEXIBLE SPENDING ACCOUNTS WORK

You elect an annual amount of money to be deducted from your biweekly paychecks on a pretax basis. Based on your annual election, a prorated amount is subtracted from your paycheck each pay period. When you have an eligible expense, you file a claim and are reimbursed without paying taxes on this amount.

The full annual amount you elect to defer under the Health Care Spending Account is available on the effective date of your coverage. So, if you elect $1,000 for the year and have an eligible expense of $900 in January, you will be reimbursed the full $900 even though you have only accumulated $38.46 thus far. Contributions, however, will continue to be deducted for the remainder of the year. Under the Dependent Day Care Spending Account, however, you can only be reimbursed for the amount actually in your account at the time you submit the claim.

Additionally, the amount you elect to contribute to your accounts over the course of the year is irrevocable. Once the election is made, you must continue to contribute at that amount until the end of the calendar year or termination of employment.


YOUR HEALTH CARE SPENDING ACCOUNT

If you choose to participate, you decide how much to deposit in the Health Care Spending Account to pay for expenses for you and your dependents not covered by your medical, dental, and vision plans. IRS publication 502 can be used as a guide for eligible health care expenses.

Health plan deductibles and copayments, mileage and parking expenses while you're receiving health care, and contact lens solution are normally not reimbursed by your insurance plan. But they are eligible for reimbursement under a Health Care Spending Account.

Some additional examples of eligible expenses are:

-   Uninsured medical, dental, vision, and prescription drug expenses and copays

-   Chiropractor expenses

-   Hearing aids and batteries

-   Mental health expenses

-   Prescription glasses and sunglasses

-   Orthodontia expenses

You have until March 31, 2001 in which to file Health Care Spending Account claims for expenses incurred on or before December 31, 2000. If you terminate employment prior to December 31, 2000, your claims must be for expenses incurred on or before your termination with WellPoint.

HOW MUCH CAN I ELECT?

                                                     MINIMUM                        MAXIMUM
                                          PAY PERIOD         ANNUALLY     PAY PERIOD       ANNUALLY
---------------------------------------------------------------------------------------------------
Health Care Account                           $10               $260       $115.39          $3,000
---------------------------------------------------------------------------------------------------
Dependent Day Care Account(1)                 $10               $260       $192.31          $5,000
---------------------------------------------------------------------------------------------------

(1) Married Officers filing a SEPARATE tax return can only elect $2,500 per year. Married Officers filing a JOINT return have a combined maximum of $5,000 per year from all available plans.

FOR PURPOSES OF THIS SECTION, "DEDUCTIONS" ARE SALARY REDUCTIONS USED TO PAY AN EQUIVALENT AMOUNT OF YOUR ELIGIBLE HEALTH CARE AND/OR DEPENDENT CARE EXPENSES. ADDITIONALLY, ALTHOUGH THIS SECTION REFERS TO "YOUR ACCOUNTS," ALL THE DEDUCTIONS ARE HELD AS PART OF THE GENERAL ASSETS OF THE COMPANY.

You can participate in the Health Care Spending Account even if you waive medical coverage. Once you enroll in a spending account, you cannot change your election or contributions for the remainder of that calendar year. The only exception is if you have a qualified mid-year change (such as the birth of a child). Refer to the Mid-Year Changes section of this Enrollment Guide for more details.

As you consider participating in the Health Care Spending Account, think about the following:

- Do you anticipate any expenses not covered by your (or your spouse's) medical, dental or vision care plans?

- Do you anticipate any large out-of-pocket expenses such as orthodontics, crowns, hearing aids or the birth of a baby? Do you need eyeglasses, contact lenses, and/or prescription sunglasses?

YOUR DEPENDENT CARE SPENDING ACCOUNT

You can participate in this account if you need dependent day care services to enable you to work or, if you are married, for both you and your spouse to work. A dependent must be under age 13 or a spouse, child or parent that is physically or mentally incapable of caring for himself or herself and spends at least eight hours per day in your home.

If your spouse does not work, your dependent day care expenses may be reimbursable if your spouse is a full-time student or physically or mentally unable to provide care for himself or herself.

In general, any expense that qualifies for the Federal Dependent Care Tax Credit may be reimbursed. For more information, see IRS publication 503. When filing your dependent day care claims, you will need to submit the Tax Payer Identification Number or Social Security Number of the person or entity who provides care.

This account is for reimbursement of child/elder care expenses. IT DOES NOT PROVIDE REIMBURSEMENT FOR MEDICAL EXPENSES OF A SPOUSE OR DEPENDENT (SEE "YOUR HEALTH CARE SPENDING ACCOUNT" ABOVE).

Note: According to IRS regulations, deductions by highly compensated Officers may be subject to limitations. You will be notified if you are affected by these limitations.

As you consider participating in the Dependent Day Care Spending Account, think about the following:

-   Will you incur expenses from a licensed day care center or nursery school?

- Will your child(ren) be going to an eligible daytime summer camp or before-school or after-school activities?

- Would you save more money from the Federal Dependent Care Tax Credit? You cannot participate in a Dependent Day Care Spending Account and file for a Federal Dependent Care Tax Credit.

-   Do you have an aging dependent parent who may require care?

"USE IT OR LOSE IT" RULE

Under this rule, you must use the money in your health care and/or dependent day care account for eligible expenses you incur during the year in which the contributions are made.

YOU HAVE UNTIL MARCH 31 OF THE FOLLOWING YEAR TO REQUEST YOUR REIMBURSEMENT. If you terminate during the year, you can request reimbursement of the balance in your Dependent Day Care Account after you terminate if you incur an eligible expense any time DURING THE CALENDAR YEAR, UP TO THE AMOUNT YOU HAD WITHHELD FROM YOUR PAYCHECK. Under the Health Care Account, if you terminate, you can only request reimbursement for expenses incurred through your TERMINATION DATE. See the COBRA section for continuing contributions.

If you have a balance left in your Flexible Spending Accounts after the deadline for requesting reimbursement, the IRS requires it to be forfeited. Any forfeited amounts are applied to the administration of the Flexible Spending Accounts.

HOW TO FILE A CLAIM

HEALTH CARE SPENDING ACCOUNT

If you are covered under the WellPoint Preferred PPO or WellPoint Group medical plan, or Prudent Buyer, Major or Basic dental plans, expenses which are only partially covered by your plan(s) are AUTOMATICALLY processed under your Health Care Flexible Spending Account.

You must submit an FSA claim form for unreimbursed expenses if you do not elect medical and/or dental coverage from WellPoint and for unreimbursed expenses from an HMO or VSP.

DEPENDENT DAY CARE ACCOUNT

To obtain reimbursement for qualifying dependent day care expenses, you need to complete and file an FSA claim form.

CLAIM FORM

After you enroll, claim forms will be mailed to you. However, if you wish, you may obtain a claim form by calling (888) 209-7976 or, if you have access to TAO, you may print a copy from the TAO FSA bulletin board.

Mail claims to:   UniAccount
                  P.O. Box 4381
                  Woodland Hills, CA 91365-4381

Reimbursements are mailed to your home within 7-10 business days after your claim (and all the necessary paperwork) is received.

QUESTIONS?

If you have questions about enrolling in a Flexible Spending Account, contact the Associate Service Center or your local Human Resources office. If you have questions about filing a claim or reimbursements, please contact UniAccount directly at (888) 209-7976 or by e-mail at UNIACCOUNT.FSA@WellPoint.com.

FLEXEXEC

WellPoint provides a number of benefit programs for its Officers. The following information briefly outlines your WellPoint benefits. The legal plan documents prevail in any conflict of interpretation, and the Company reserves the right to modify or terminate the programs at any time without notice.

In addition to the FLEXPoint benefits, the Company provides the following benefits to Officers:

-   Group Universal Life Insurance

-   Short-Term Disability

-   Long-Term Disability

-   Financial Planning Seminars

-   Comprehensive Executive Nonqualified Retirement Plan

To enroll in the Comprehensive Executive Nonqualified Retirement Plan, you need to complete the enclosed FLEXExec enrollment form and return it to Charles Thorburn in the WellPoint Compensation Department at 4553 La Tienda Drive, Thousand Oaks, CA 91362, Mail Stop T1-1C7.

GROUP UNIVERSAL LIFE INSURANCE

In addition to your life insurance options under FLEXPoint, the Company provides you with a supplemental life insurance benefit based upon your total compensation (September 1, 1999 base annual salary plus target management bonus).

-   Vice Presidents and       2 times total compensation
    General Managers

-   Senior Vice Presidents    3 times total compensation
    and above

HOW DO I ENROLL IN THIS COVERAGE?

ALL CURRENT OFFICERS WHO HAVE COMPLETED AN APPLICATION FOR THIS COVERAGE IN THE PAST ARE AUTOMATICALLY COVERED. IF THE AMOUNT OF COVERAGE INCREASES BY MORE THAN 10% FROM THE PRIOR YEAR DUE TO AN INCREASE IN TOTAL COMPENSATION, THE INSURANCE COMPANY MAY REQUIRE A CURRENT OFFICER TO GO THROUGH MEDICAL UNDERWRITING BEFORE PROVIDING THIS COVERAGE INCREASE.

New Officers will receive an application in the mail from MCG Northwest. Coverage will not take effect until the first of the month following receipt and acceptance of the application by the carrier.

HOW DOES UNIVERSAL LIFE INSURANCE WORK?

In addition to receiving a fixed life insurance benefit, you also have the opportunity to make additional premium payments to increase the amount of your insurance and/or make investments with the earnings accumulating on a tax-deferred basis.

WHAT IS THE COST OF THIS BENEFIT?

The Company pays the entire cost of this life insurance benefit. Your only cost will be the income tax on the premium paid for the coverage.

WHAT HAPPENS AT TERMINATION?

You will receive an individual policy, which can be continued by paying the premium contributions or surrendered for the cash value, if any.

WHO DO I CONTACT FOR ADDITIONAL INFORMATION?

This benefit is administered by MCG Northwest. Contact Rick Davenport at (925) 253-0800 with any questions about your Group Universal Life Insurance policy.

YOUR DISABILITY COVERAGE

Short-term disability (STD) and long-term disability (LTD) work together to provide you with income if you become disabled by illness or injury and are unable to work. Officers are automatically enrolled in these plans.

SHORT-TERM DISABILITY

In the event you are disabled and unable to perform all the essential duties of your job, the Company will continue your base annual salary for up to 26 weeks. All disabilities are subject to review. This benefit payment will be reduced by any benefits payable under Workers' Compensation and/or any other state or federal disability benefits you are eligible to receive.

Benefits received under this program are considered taxable income.

LONG-TERM DISABILITY

If you are disabled longer than 26 weeks, you may be eligible for a Long-Term Disability benefit based upon your total compensation (September 1, 1999 benefit salary (see page 20 for definition) plus 1999 target management bonus).

Your disability benefits will be subject to pre-existing condition limitations. No benefits will be payable during the first 12 consecutive months of coverage if you become disabled as the result of a condition for which treatment was rendered, prescribed or recommended within three months immediately preceding the date your benefit option became effective.

AMOUNT OF BENEFIT

-   Vice Presidents and               60% of Compensation
    General Managers

-   Senior and Executive              70% of Compensation
    Vice Presidents

WHAT IS THE COST OF THIS BENEFIT?

The Company pays the entire cost of this coverage. As such, if you receive any LTD benefits, they are fully taxable.

WHAT HAPPENS AT TERMINATION/RETIREMENT?

Coverage ceases and cannot be continued or converted.

FINANCIAL PLANNING SEMINARS

The Company provides periodic seminars to discuss such topics as financial planning, retirement planning, stock ownership guidelines, income tax, etc.

COMPREHENSIVE EXECUTIVE
NONQUALIFIED RETIREMENT PLAN

This Plan provides Officers with an opportunity to defer a portion of their compensation for retirement or other future needs. The Plan also provides an opportunity to recover Company contributions lost due to the IRS limits.

ELIGIBILITY

An Officer of the Company whose base annual salary plus target management bonus exceeds $125,000 per year is eligible to participate in the Plan. Generally, deferral elections must be made before the calendar year in which the compensation is earned and cannot be changed until the next calendar year. Associates promoted to an Officer position or newly hired Officers may elect within 30 days to participate in the Plan for the remaining portion of the calendar year.

DEFERRAL ELECTIONS

There are five basic components to the Plan.

1. SUPPLEMENTAL 401(k) DEFERRAL

This component allows you to receive a Company match on eligible compensation when you are not receiving a match under the qualified 401(k) plan.

This component works in two ways:

- It replaces deferrals lost due to IRS limits on contributions to the 401(k) plan. For 2000, the IRS limits eligible 401(k) compensation to $160,000 with a maximum contribution of $10,000. You may defer up to 6% of your compensation earned after reaching $160,000 or after deferring $10,000 into the 401(k) plan, whichever occurs first.

- It allows newly hired Officers to receive a matching contribution during their first year of service. Newly hired Officers may defer up to 6% of compensation earned before becoming eligible for the 401(k) match. PLEASE
    NOTE: NEWLY HIRED OFFICERS WHO ELECT TO DEFER UNDER THIS COMPONENT NEED TO ENROLL IN THE 401(k) PLAN WITH VANGUARD WHEN THEY REACH ONE YEAR OF SERVICE IN ORDER TO CONTINUE THEIR CONTRIBUTIONS AND RECEIVE THE COMPANY MATCH.

2. SALARY DEFERRAL

IMPORTANT NOTE: This deferral option has changed. Now you only need to specify a percentage of your TOTAL base salary. In past years, you had to specify a percentage of base salary in excess of $125,000.

This component allows you to defer up to 60% of your base salary.

For example:



                                         BEFORE                 AFTER
                                      MARCH INCREASE        MARCH INCREASE

BASE SALARY                            $140,000                $147,000

BASE SALARY DEFERRAL ELECTION               20%                     20%

ANNUAL DEFERRAL                        $ 28,000                $ 29,400

                                  DIVIDED BY 26           DIVIDED BY 26
                                  ---------------         -----------------
AMOUNT DEFERRED PER                   $1,076.92               $1,130.77
PAY PERIOD



Using the above example, before the March increase, you may elect to defer between 1% - 60% of $140,000. The deferral will take place on a per-pay-period basis and will reflect the base salary paid during that pay period. If you elected to defer 20% of $140,000, you would defer $1,076.92 per pay period. Additionally, if received a 5% salary increase in March, bringing your base salary to $147,000, your deferral would increase to $1,130.77 per pay period ($29,400 DIVIDED BY 26 = $1,130.77).

3. BONUS DEFERRAL

This component allows you to defer all or a portion (1% -100%) of your management bonus. This election is for the management bonus that will be EARNED IN THE NEXT CALENDAR YEAR, BUT NOT PAID UNTIL THE FOLLOWING YEAR.

4. CAR ALLOWANCE

This component allows you to defer your car allowance.

                                              ANNUAL*


-   Vice Presidents and                       $4,800
    General Managers

-   Senior Vice Presidents                    $7,200

-   Executive Vice                            $9,600
    Presidents and above



*Prorated for new Officers hired mid-year

You may elect to defer all of this amount. If you do not defer your car allowance, you will receive it as taxable income each pay period over the calendar year.

You may also elect to be paid for mileage in lieu of the set dollar car allowance.

5. SUPPLEMENTAL PENSION DEFERRAL

This component replaces deferrals lost due to IRS limits on contributions to the Pension Accumulation Plan. The Company will automatically contribute 3%, 4% or 5% (based on service) of your earnings in excess of $160,000 per year. THERE IS NO ELECTION NECESSARY. This component has a vesting feature identical to the Pension Accumulation Plan: if you leave prior to completing 5 years of service, no benefit is payable.

PLAN OPTIONS

Once you decide to make deferral elections under the Comprehensive Executive Nonqualified Retirement Plan, you have a number of options, which are summarized below.

INVESTMENT FUNDS

Money deferred under the five components of this Plan is invested in an account with Vanguard. The same 10 Vanguard funds offered in the WellPoint 401(k) Retirement Savings Program are available for your nonqualified deferrals in this Plan. New participants must make investment elections on the enclosed enrollment form. Current participants can change their investment allocation for new contributions or for existing balances by calling Vanguard at 1-800-523-1188.

DISTRIBUTION OF BENEFITS

Officers currently enrolled in this Plan have made payment elections for their Nonqualified Retirement Plan accounts which are on file with the Company. If you are enrolling for the first time, you must elect the timing of when to receive the deferral account balance and what form of payment you want to receive. Please complete and submit the Distribution and Beneficiary Election Form. Note that the distribution date is the day the distribution processing begins and not the day you will receive funds.

The timing options are:

-   Termination/retirement date

-   Date of death

- A specific date (must be at least 12 months from date of election and not later than your 65th birthday)

- The earliest of your termination/retirement date, date of death or specific date

- Other - this option is used when you elect to receive the distribution at different intervals (e.g. $25,000 on 7/1/2001, with the balance at retirement or one year after termination/retirement).

The payment options are:

- Lump sum

- Annual installments not to exceed 15

- Other - this option is used if you want a combination of the above (e.g. $25,000 in a lump sum with the balance in 10 annual installments).

DISTRIBUTION PROCESSING

The Company will begin processing your distribution on the date specified in your distribution election. Investments must be sold, money transferred to the trustee, and a check generated by the trustee must be processed by WellPoint. Please allow a minimum of 2 weeks after your distribution date to receive your funds.

CHANGING YOUR DISTRIBUTION ELECTION

You may change an existing distribution election by submitting a written request at least 12 months BEFORE you are originally scheduled to receive the distribution. The new election date must be at least 12 months after the date we receive your new election form. Please contact Charles Thorburn in the WellPoint Compensation Department for a new form.

ACCELERATED DISTRIBUTIONS

- HARDSHIP WITHDRAWAL - If you have an immediate and heavy financial need and have no other resources reasonably available to you, you may request a hardship withdrawal. The 401(k) provisions regarding hardship withdrawal will be applied. The amount is limited to the portion of your account attributable to your salary, management bonus and supplemental 401(k) deferrals.

- FORFEITURE - Absent a demonstration of immediate and heavy financial need, you may elect to receive 85% of your entire vested account in an early distribution at any time upon 30 days written request. The remaining 15% will be forfeited. If you elect to receive a forfeiture distribution, your participation in the Plan will be suspended and you may not again participate in the plan until the Plan Year that is at least 12 months following the Plan Year in which such distribution occurred.

WITHHOLDING

The Company will deduct amounts required by law to be withheld for taxes with respect to benefits under this Plan.

BENEFICIARY ELECTION

Officers currently enrolled in this Plan have a beneficiary election on file. New enrollees must make a beneficiary election. Your beneficiary election may be changed at any time.

SUSPENSION OF YOUR SALARY, BONUS AND CAR ALLOWANCE DEFERRAL ELECTIONS

You may suspend your election for the salary, bonus and car allowance deferral portions of the Plan. You will be eligible to elect deferrals again for the calendar year following 12 months of suspension.

For the bonus deferral, a suspension will affect multiple bonuses: any bonus deferral that has already been elected and the bonus deferral that would be elected within 12 months of suspension.

SUSPENSION OF YOUR SUPPLEMENTAL 401(k) DEFERRAL

You may separately suspend your election for the supplemental 401(k) deferral. You will be eligible to elect deferrals again for the calendar year following 12 months of suspension.

YOUR BALANCED LIFE BENEFITS

YOUR BALANCED LIFE BENEFITS

WellPoint knows that you want a career, but you also want balance with your personal life. For this reason, the Company provides a wide range of benefit programs beyond health care, life insurance, and disability coverage to assist you in balancing your life and career.

The following information briefly outlines some of these current benefits. Please refer to your Associate Handbook for more details. The legal plan documents are controlling in any conflict of interpretation, and the Company reserves the right to modify or terminate the programs at any time without notice.

EMPLOYEE ASSISTANCE AND WORK/LIFE PROGRAM

WellPoint offers an Employee Assistance and Work/Life Program to help you find solutions to the problems and difficulties of daily life. An Employee Assistance Program (EAP) is offered, free of cost, through WellPoint Behavioral Health (WBH). This program is available to all associates from date of hire.

The EAP provides confidential, professional assistance when personal problems affect your life and work. EAP counseling and referral services can assist you with emotional difficulties, relationship issues, family concerns, alcohol and drug abuse, and financial and legal concerns. Associates and eligible family members may receive up to 6 sessions per incident.

In addition to offering confidential counseling, the program is designed to help you make the right decisions about your dependent care needs. Work/Life benefits include resources and referrals for child care needs and elder care needs offered through Harris Rothenberg International (HRI). Counselors can be reached through your EAP toll-free number.

EAP professionals are available 24 hours a day, 7 days a week. For assistance, call the EAP at 1-888-777-6665.

MEDCALL

MedCall is a 24-hour, 7-day a week nurse line. There is no cost for using this service. All associates and their dependents have access to Nurse Counselors who can provide a variety of services including:

- Assistance in determining if you need to see a doctor,

- What level of care would be the most appropriate (e.g. hospital vs. urgent care facility),

- Information on various health conditions and diagnoses,

- Information on medical procedures,

- Various support groups, medications and possible side effects, and

- General health information.

MedCall also provides guidance regarding questions you should ask your provider and access to an audio library of over 200 health related topics. MedCall can be reached at (888) 629-4000. Your custom MedCall ID # is 1005.

TUITION ASSISTANCE

WellPoint encourages you to increase your knowledge and develop your career through continuing education. All active, full-time regular associates who complete six months of service are eligible to request tuition assistance. Classes must begin after the 6-month waiting period. This program is administered through the Benefits Department of Human Resources. To participate in the program, applications for tuition reimbursement must be approved by the Benefits Department prior to enrolling in any course. The benefit is 75% of tuition and related expenses up to a $3,000 maximum per calendar year.

Academic courses and degree programs must be either related to a currently held job or to a position at the Company for which you are preparing to qualify. Courses must be taken at a regionally accredited institution. Upon successful completion of the course (a" C" grade or better for undergraduate courses and a "B" grade or better for graduate courses - or "pass" where the course is "pass/fail"), you will be reimbursed for registration, tuition, laboratory fees and books. Requests for reimbursement must be completed within 90 days of completing the course.

WORK ON WELLNESS (WOW)

Practicing a healthy lifestyle cuts down on stress and reduces the likelihood of illness and injury. To support this philosophy, the Company offers the Work On Wellness (WOW) Program to all active, regular full-time associates following six months of active employment. WOW provides reimbursement for individual membership dues in a recognized health club, smoking cessation program or weight management program, up to a maximum of $35 per month. Reimbursement is taxable income and is treated as "other" income and reported on your W-2 form. Reimbursement is made quarterly through your paycheck.

You must submit a "Work On Wellness Reimbursement Form" to Human Resources within 30 days of the close of the calendar quarter for which you are requesting reimbursement. Your local Human Resource office can provide you with a WOW form.

TIME-OFF

Time-off includes Company holidays, floating holidays, vacation, sick time and leaves of absence.

HOLIDAYS

WellPoint provides eligible Officers 10 paid Company holidays each year. The scheduled days vary somewhat each year because holidays fall on different days of the week from one year to the next. The Company holiday schedule for 2000 is located in the Associate Handbook.

VACATION

The Officers' vacation accrual schedule is located in the Associate Handbook.

SICK TIME

Eligible WellPoint Officers accrue 8 paid sick days per year. Sick time may be used for you or your immediate family member's illness or doctor or dental appointments. Sick time accrues throughout your employment up to a maximum of 30 days, and may be used as soon as it accrues.

LEAVES OF ABSENCE

The Company provides different leave plans to accommodate associates when certain situations arise that would temporarily make working unduly burdensome. The plans include Medical/Pregnancy Disability Leave, Family Care/Bonding Leave, Military Leave and Personal Leave. The Company administers leaves of absence in accordance with the Family Medical Leave Act, the California Family Rights Act, the Americans with Disabilities Act, and all other federal and state laws governing leaves of absence. The plans are discussed in detail in your Associate Handbook.

YOUR FINANCIAL FUTURE AND RETIREMENT BENEFITS

PENSION ACCUMULATION PLAN

On the January 1st or July 1st following one year of service and reaching age 21, you automatically participate in the Pension Accumulation Plan. The
Plan is fully paid by the Company and benefits are based on earnings and length of service. For new Officers, the Company contribution is generally 3% of eligible earnings for less than 10 years of service; 4% of earnings during years 10 through 19; and 5% of earnings for any years of service after 19. Officers who complete five years of credited service are fully vested. There is no partial vesting for less than 5 years of service. Statements will be mailed to your home address on an annual basis.

WELLPOINT 401(k) RETIREMENT SAVINGS PROGRAM

WellPoint's 401(k) Retirement Savings Program is a retirement plan that is designed to help you save for long-term financial goals, especially retirement. You contribute to the Plan through automatic payroll deductions and benefit from special tax advantages.

CONTRIBUTIONS

You may start contributions on the first of the month following one month of complete service. An enrollment package will be mailed to your home from Vanguard, our plan trustee. Please refer to the enrollment material, Summary Plan Description/Prospectus and plan document for a description of this Plan.

Contributions are made on a pretax basis and are based on your eligible compensation. You can contribute between 2% and 15% of your eligible compensation. Following is a list of limitations on your contributions:

- Officers who earn more than $80,000 are considered by the IRS to be highly compensated. This limit will be adjusted periodically by the IRS. This plan currently limits highly compensated Officers to a maximum contribution of 8% of eligible compensation and may be adjusted as necessary.

- The IRS limits pretax contributions to an annual limit of $10,000 in 1999. This limit will be adjusted periodically by the IRS.

- You may continue your contributions, subject to the $10,000 limit, until your eligible earnings reach $160,000, or as adjusted by the IRS.

COMPANY MATCH

Generally, after one year of employment, the Company matches a portion of your eligible contributions. Beginning with the pay period in which you reach one year of employment, the Company will match 75% on the first 6% of your earnings that you contribute to the Plan. One-third of the Company match will be invested in the WellPoint Common Stock Fund. You determine the investment direction for the rest of the Company match. In order to maximize the Company match, you must contribute 6% of the Plan.

EXAMPLE:

ELIGIBLE COMPENSATION:     $400

CONTRIBUTION OF 6%:        $ 24

COMPANY MATCH OF 4 1/2%    $ 18
(75% OF 6%)                ($6 INVESTED IN WELLPOINT COMMON STOCK.
                           $12 YOU CHOOSE HOW TO INVEST)

VESTING

You are 100% vested in pretax contributions as well as the Company matching contributions. So, when you retire or terminate employment, you may receive all the assets in your Plan account.

INVESTMENT CHOICES

When you enroll in the Plan, you choose how to invest your contributions. Currently, there are ten investment choices available. You may change your fund selection or transfer contributions between funds daily by calling Vanguard's VOICE Network at 1-800-523-1188, 24 hours a day or by visiting Vanguard's web site at www.Vanguard.com. If you prefer, a Vanguard Associate can assist you with investment changes during normal business hours (M-F from 8:30 a.m. to 9 p.m. Eastern Time). To access your account, you must have your Social Security number and your assigned Personal Identification Number (PIN).

ACCESS TO YOUR SAVINGS

The Plan is designed to encourage long-term savings, but you may access money from the Plan under certain circumstances. The Plan offers loans and hardship withdrawals. Please see your enrollment materials or the Summary Plan Description/Prospectus for details.

EMPLOYEE STOCK PURCHASE PLAN

You may enroll in the Employee Stock Purchase Plan if you are employed on the day preceding the 1st day of the offering period. Enrollment is twice a year
- in December, reflecting the January to June offering period, and in June, reflecting the July to December offering period. At the end of each offering period, your contributions are used to purchase stock at a rate discounted from the market price at the time of purchase.

Shares are purchased at 85% of the lower of the Company stock price on the first day of the offering period or on the last day of the offering period.

You may choose to keep or sell your shares and are responsible for brokerage fees, capital gains and any other costs associated with the sale.

You should refer to the Summary Plan Description/Prospectus for a complete description of the Plan before making a decision to participate.

MID-YEAR CHANGES

Generally, you will not be able to change your FLEXPoint elections until the next Open Enrollment period. However, IRS rules and the plans allow you to change your elections during the year if you have a qualified mid-year change.

QUALIFIED MID-YEAR CHANGES

Examples of qualified mid-year changes for which you can change your benefits during the year include:

- Marriage, divorce, legal separation or annulment

- Birth or adoption of a child, or a change in a child custody arrangement

- Death of your spouse or dependent

- A change in your spouse's/dependent's employment status

- A significant change in your spouse's/dependent's employer's health care coverage, not including open enrollment

- A change in a dependent's eligibility status because of marriage, age, or loss of dependent status for federal tax purposes

- Unpaid leaves of absence

The coverage change must be consistent with the qualifying event.

If a qualified mid-year change occurs, it is your responsibility to contact the Associate Service Center and complete a Benefits Change Form within 31 days of the qualifying event. Failure to act promptly could result in not having coverage for which you or your dependents would otherwise be eligible.

Continuing coverage for a dependent who is no longer eligible (i.e. divorce, a dependent child reaching the maximum age, etc.), is a violation of Company policy and subject to disciplinary action up to and including termination of employment. WellPoint pays for a portion of coverage for these individuals. You may be liable for premiums and all expenditures including, but not limited to, claims costs and any fees necessary to be reimbursed for any paid claims, as well as legal fees.

If you move to an area where an HMO, Dental Net or a PPO is not available, you must change your option to one that is available in your new location. However, no other benefit changes will be allowed.

The chart on the following pages shows the changes you can make during the year.

QUALIFIED MID-YEAR CHANGES

-----------------------------------------------------------------------------------------------------------------------------------
                                ELECTION CHANGES YOU CAN MAKE                       COVERAGE/CHANGE
EVENT                           WITHIN 31 DAYS OF THE EVENT                         EFFECTIVE DATE          DOCUMENTATION REQUIRED
-----------------------------------------------------------------------------------------------------------------------------------
YOU GET MARRIED                 - Enroll yourself, spouse and dependent             Date of the event       Copy of marriage
                                  children in Medical, Dental and/or Vision                                 certificate
                                  (may not change existing plans)
                                - Cancel Medical, Dental and/or Vision for
                                  yourself and dependent children if you are
                                  electing coverage under your new spouse's plan
                                - Add Spouse Life
                                - Enroll in/increase Health Care Spending Account
                                - Enroll in/cancel/change amount of contribution
                                  to Dependent Day Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
YOU GET DIVORCED, LEGALLY       - Enroll yourself and dependent children in         Date of the event       Copy of court documents
SEPARATED OR HAVE YOUR            Medical, Dental and/or Vision if you and your
MARRIAGE ANNULLED                 dependent children lose coverage under your
                                  former spouse's plan(s)
                                - Required to cancel spouse in Medical, Dental and
                                  Vision (COBRA coverage may be available)
                                - Required to cancel Spouse Life and Child Life
                                  for stepchildren
                                - Enroll in/change contribution to Health Care
                                  Spending Account
                                - Enroll in/cancel/change amount of contribution
                                  to Dependent Day Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
YOU GAIN A DEPENDENT CHILD      - Enroll yourself, spouse and dependent children    Date of the event       Copy of birth
THROUGH BIRTH, ADOPTION OR        in Medical, Dental and/or Vision                                          certificate from
PLACEMENT FOR ADOPTION OR       - Add new dependent child to existing Child Life                            hospital, copy of
GAIN LEGAL CUSTODY                coverage or enroll an only child                                          adoption papers, or
                                - Enroll in/increase Health Care Spending Account                           copy of court documents
                                - Enroll in/increase Dependent Day Care Spending                            for legal custody
                                  Account
-----------------------------------------------------------------------------------------------------------------------------------
YOUR DEPENDENT CHILD BECOMES    - Required to cancel dependent child in Medical,    End of the month        Copy of court documents
INELIGIBLE (i.e. MARRIAGE,        Dental, Vision and Child Life                                             for legal custody
OVER MAXIMUM AGE, BECOMES A     - Cancel (if ineligible dependent is only person                            None required for
WELLPOINT ASSOCIATE, ETC.) OR     covered) or decrease Dependent Day Care                                   marriage, over maximum
YOU LOSE LEGAL CUSTODY OF         Spending Account                                                          age, etc.
A CHILD
-----------------------------------------------------------------------------------------------------------------------------------
YOUR SPOUSE DIES                - Required to cancel spouse in Medical, Dental,     Date of death           Copy of death
                                  Vision and Spouse Life                                                    certificate
                                - Enroll yourself and dependent children in
                                  Medical, Dental and/or Vision if you and your
                                  dependent children lose coverage under your
                                  deceased spouse's plan(s)
                                - Enroll in/change amount of Health Care
                                  Spending Account
                                - Enroll in/change amount of Dependent Day Care
                                  Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
YOUR DEPENDENT CHILD DIES       - Required to cancel dependent child in Medical,    Date of death           Copy of death
                                  Dental, Vision, and Child Life                                            certificate
                                - Decrease Health Care Spending Account
                                - Decrease Dependent Day Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                ELECTION CHANGES YOU CAN MAKE                       COVERAGE/CHANGE
EVENT                           WITHIN 31 DAYS OF THE EVENT                         EFFECTIVE DATE          DOCUMENTATION REQUIRED
-----------------------------------------------------------------------------------------------------------------------------------
YOUR SPOUSE BEGINS EMPLOYMENT   - Cancel yourself, spouse and/or dependent          Date of the event       Documentation from
OR INCREASES HIS/HER WORK         children in Medical, Dental and/or Vision                                 spouse's employer
HOURS AND GAINS MEDICAL,        - Change contribution to Health Care Spending                               (i.e. benefits
DENTAL AND/OR VISION COVERAGE     Account                                                                   enrollment form,
THROUGH HIS/HER EMPLOYER        - Enroll in/increase Dependent Day Care Spending                            employment offer
                                  Account                                                                   letter, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
YOUR SPOUSE ENDS EMPLOYMENT     - Enroll yourself, spouse and/or dependent          Date of the event       Documentation from
OR LOSES ELIGIBILITY FOR          children in Medical, Dental and/or Vision                                 spouse's employer
BENEFITS AND YOU/YOUR           - Enroll in/change contributions to Health                                  (i.e. COBRA notice,
SPOUSE/YOUR DEPENDENT CHILDREN    Care Spending Account                                                     HIPAA notice, etc.)
LOSE MEDICAL, DENTAL AND/OR     - Cancel/decrease Dependent Day Care Spending
VISION COVERAGE THROUGH           Account
HIS/HER EMPLOYER
-----------------------------------------------------------------------------------------------------------------------------------
YOUR DEPENDENT ENDS EMPLOYMENT  - Enroll dependent in Medical, Dental and/or        Date of the event       Documentation from
OR LOSES ELIGIBILITY FOR          Vision                                                                    dependent's employer
BENEFITS THROUGH HIS/HER        - Change contribution to Health Care Spending                               (i.e. COBRA notice,
EMPLOYER                          Account                                                                   HIPAA notice, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
YOUR DEPENDENT BEGINS           - Cancel Medical, Dental and Vision for             Date of the event       Documentation from
EMPLOYMENT OR INCREASES WORK      dependent child                                                           dependent's employer
HOURS AND GAINS COVERAGE        - Change contribution to Health Care Spending                               (benefit enrollment
THROUGH HIS/HER EMPLOYER          Account                                                                   form, employment
                                                                                                            offer letter, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
YOU MOVE OUTSIDE HMO OR         - Required to elect new Medical plan in new         Date of the event       Address change
PPO SERVICE AREA                  location
-----------------------------------------------------------------------------------------------------------------------------------
YOU MOVE OUTSIDE DENTAL         - Enroll in new Dental plan                         Date of the event       Address change
NET SERVICE AREA
-----------------------------------------------------------------------------------------------------------------------------------
YOUR JOB STATUS CHANGES         - Enroll in Medical, Dental, Vision, Employee       First of the month      None - Human Resources
FROM PART-TIME TO FULL-TIME       Life, AD&D, Spouse Life, Child Life, STD and LTD  following job status    action
                                - Enroll in/increase Health Care Spending Account   change
                                - Enroll in/increase Dependent Day Care Spending
                                  Account
-----------------------------------------------------------------------------------------------------------------------------------
YOUR JOB STATUS CHANGES FROM    - Enroll yourself, spouse and dependent children    First of the month      None - Human Resources
PART-TIME (UNDER                  in Medical                                        following job status    action
20 HOURS/WEEK) TO PART-TIME     - Enroll in Health Care Spending Account            change
AT LEAST 20 HOURS/WEEK          - Enroll in Dependent Day Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
YOUR JOB STATUS CHANGES FROM    - Change Medical plan                               First of the month      None - Human Resources
FULL-TIME TO PART-TIME (AT      - Required to cancel Dental, Vision, STD, LTD,      following job status    action
LEAST 20 HOURS/WEEK)              Employee Life, AD&D, Spouse Life and Child        change
                                  Life (COBRA may be available)
                                - Enroll in/cancel/change contribution to Health
                                  Care Spending Account
                                - Cancel/decrease Dependent Day Care Spending
                                  Account
-----------------------------------------------------------------------------------------------------------------------------------
YOUR JOB STATUS CHANGES FROM    - Required to cancel Medical, Dental, Vision,       First of the month      None - Human Resources
FULL-TIME TO PART-TIME            STD, LTD, Employee Life, Spouse Life, Child       following job status    action
(UNDER 20 HOURS/WEEK)             Life, Health Care and Dependent Day Care          change
                                  Spending Account (COBRA may be available)
-----------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTE: THE ALLOWABLE CHANGES ARE PERMITTED ONLY IF THEY ARE CONSISTENT
                WITH AND ON ACCOUNT OF YOUR CHANGE IN STATUS

CONTINUING HEALTH CARE COVERAGE ("COBRA")

This is a summary of your rights and obligations under the COBRA continuation coverage provisions. BOTH YOU AND YOUR SPOUSE, IF ANY, SHOULD TAKE THE TIME TO READ THIS NOTICE CAREFULLY.

COBRA requires that most Officers of WellPoint and its related companies and their families receive the opportunity for a temporary extension of health care coverage, called "continuation coverage," at group rates in certain instances where coverage under the WellPoint Companies' Group Health Plans ("Health Plans") would end. For this purpose, the term "Health Plans" includes the WellPoint Companies' medical, dental, vision, employee assistance, and health care flexible spending account plans, and the term "qualified beneficiary" is used below to refer to individuals who are eligible to receive COBRA continuation coverage.

QUALIFYING EVENTS FOR OFFICER

If you are an Officer of the WellPoint Companies covered by a Health Plan, you have the right to choose COBRA continuation coverage if you lose your Health Plan coverage because of the following:

-   A reduction in your hours or employment, or

- The termination of your employment (for reasons other than gross misconduct on your part).

QUALIFYING EVENTS FOR SPOUSE AND DEPENDENT CHILDREN

If you are the spouse or a dependent child of an Officer covered by a Health Plan, you have the right to choose continuation coverage for yourself if you lose coverage for ANY of the following reasons:

-   The death of your spouse

- A termination of your spouse's employment (for reasons other than gross misconduct) or reduction in your spouse's hours of employment

-   Divorce or legal separation from your spouse

-   Your spouse becomes entitled to Medicare

-   You reach the maximum age allowed to be considered a dependent child

-   You are no longer considered a dependent child.

DEADLINE FOR ELECTION

When the Plan Administrator is notified that one of these qualifying events has happened, the Administrator will, in turn, notify you that you have the right to choose continuation coverage. Under COBRA, you have 60 days from the date you receive the notice or 60 days from the date that you would lose coverage because of one of the qualifying events described above (if later) to inform the Plan Administrator that you want continuation coverage. If you do not choose continuation coverage, your group Health Plan coverage will end.

TYPE OF COVERAGE

If you choose continuation coverage, the WellPoint Companies are required to give you coverage which, as of the time coverage is being provided, is identical to the coverage provided under the Health Plan to similarly situated Officers or family members.

LENGTH OF COVERAGE

COBRA requires that you be afforded the opportunity to maintain continuation coverage for 36 months unless you lost Health Plan coverage because of a termination of employment or reduction in hours. In that case, the required continuation coverage period is 18 months.

The 18-month period may be extended to 29 months if a qualified beneficiary is determined by the Social Security Administration to be disabled (for Social Security disability purposes) at any time during the first 60 days of COBRA coverage. This 11-month extension is available to all individuals who are qualified beneficiaries due to a termination or reduction in hours of employment. To benefit from this extension, a qualified beneficiary must notify the Plan Administrator of that determination within 60 days, and before the end of the original 18-month period. The affected individual must also notify the Plan Administrator within 30 days of any final determination that the individual is no longer disabled.

The 18- or 29-month period may be extended if other qualifying events (for example, divorce, death or entitlement to Medicare) occur during the period. In no event will coverage last beyond 36 months from the date of the qualifying event that originally made you eligible to elect COBRA continuation coverage.

A child who is born to or placed for adoption with the covered Officer during a period of COBRA coverage will be eligible to become a qualified beneficiary if the Plan Administrator is notified within 31 days of the birth or placement for adoption.

EARLY TERMINATION OF COVERAGE

COBRA provides that your continuation coverage may be cut short for ANY of the following five reasons:

- The WellPoint Companies no longer provide group health coverage to any of their associates;

-   The premium for continuation coverage is not paid on time;

- The qualified beneficiary becomes covered under another group health plan that does not contain any exclusion or limitation for any pre-existing condition that affects the qualified beneficiary;

-   The qualified beneficiary becomes entitled to Medicare;

- The qualified beneficiary has already received 18 months of coverage due to disability; and there has been a final determination that the qualified beneficiary is no longer disabled.

The Plan Administrator reserves the right to terminate your COBRA coverage retroactively if you are determined to be ineligible for COBRA.

COST OF COVERAGE

You do not have to show that you are insurable to choose continuation coverage. However, the law provides for payment by the qualified beneficiary of 100% of the premium for continuation coverage plus an administrative fee. The cost of continuation will be 102% of the premiums. However, if you are eligible to extend continuation of coverage for an additional 11 months due to disability, the cost of continuation for any additional months will be 150% of the premiums. There is a grace period of 30 days for the regularly scheduled premium.

ADDITIONAL INFORMATION

If you have any questions about COBRA, please contact the Associate Service Center.

IMPORTANT INFORMATION

ACTIVELY-AT-WORK

If you are not actively at work on a full-time basis on the day your coverage or an increase in your benefits would otherwise begin, then your coverage or an increase in benefits will not begin until the date you return to active work on a full-time basis.

If you elect a medical plan offered by WellPoint, coverage will become effective under the Plan even if you are hospitalized or on medical leave on the effective date.

THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996 (HIPAA)

Pre-existing conditions exclusions have been eliminated from the WellPoint Preferred and Group Medical Plans (for pre-existing conditions on LTD/STD, please see page 27). Special enrollment provisions for associates declining medical coverage have been adopted.

SPECIAL ENROLLMENT RIGHTS

If you are declining enrollment for yourself or your dependents because of other health insurance coverage, you may be able to enroll yourself or your dependents in the future in a medical plan offered by WellPoint, provided that you request enrollment within 30 days after your other coverage ends.

In addition, if you have a new dependent as a result of marriage, birth, adoption or placement for adoption, you may be able to enroll yourself and your dependents, provided that you request enrollment within 31 days after the marriage, birth, adoption or placement for adoption.

NEWBORN'S AND MOTHER'S PROTECTION ACT

The minimum stay for mothers and newborn children is 48 hours following a normal delivery and 96 hours following a cesarean section. Providers are not required to obtain authorization from the Plans or the insurance issuer for prescribing a length of stay not in excess of the above periods.

WOMEN'S HEALTH AND CANCER RIGHTS ACT OF 1998

The Women's Health and Cancer Rights Act of 1998 was enacted on October 21, 1998 and requires that all health plans cover post-mastectomy breast surgery if they provide medical and surgical coverage for mastectomies. If you and/or your eligible dependents receive benefits under a WellPoint-sponsored medical plan, the plan must cover:

-   Reconstruction of the breast on which the mastectomy was performed;

- Surgery and reconstruction of the other breast to produce a symmetrical appearance;

-   Prostheses; and

- Treatment for physical complications of all stages of mastectomy, including lymphedemas.

Benefits required under the Women's Health and Cancer Rights Act will be provided in consultation between the patient and attending physician. These benefits are subject to the same health plan deductibles, copayments and coinsurance that apply to any other benefit under the specific plan and cannot be denied or reduced on the grounds that it is cosmetic in nature or that it otherwise does not meet the plan's definition of "medically necessary."

If you are enrolled in an HMO offered by WellPoint, please be aware that several states have enacted similar laws requiring coverage for treatment related to mastectomies. If the similar law of the state in which your HMO is located is more generous than the federal law, your benefits will be paid in accordance with your state's law.

IMPORTANT TELEPHONE NUMBERS

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ASSOCIATE SERVICE CENTER                                        (877) 342-5272
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MEDICAL                                                         (800) 234-0111
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    WellPoint Preferred PPO (all states)
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    WellPoint Group
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HMOs
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    CA: Blue Cross HMO                                          (800) 234-0111
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    CT: BlueCare                                                (800) 922-1742
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    GA: Blue Choice Healthcare                                  (800) 634-6642
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    IL: HMO Illinois                                            (800) 772-6897
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    MA: HMO Blue                                                (800) 588-5509
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    MI: Blue Care Network of S.E. Michigan                      (800) 662-6667
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    NC: WellPath Select HMO                                     (800) 935-7284
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    TX: HMO Blue Cross (Dallas/Ft. Worth)                       (800) 554-6321
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        HMO Blue Texas (Houston)                                (888) 882-2390
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    VA: HealthKeepers of Virginia                               (800) 421-1880
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DENTAL                                                          (800) 627-0004
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    Dental Net
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    Prudent Buyer Dental
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    Basic Dental
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    Major Dental
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VISION
------------------------------------------------------------------------------
    VSP                                                         (800) 622-7444
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FLEXIBLE SPENDING ACCOUNTS                                      (888) 209-7976
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MEDCALL (ID # 1005)                                             (888) 629-4000
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GROUP UNIVERSAL LIFE INSURANCE                                  (925) 253-0800
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COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN                      (805) 557-5801
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EMPLOYEE ASSISTANCE AND WORK/LIFE PROGRAM                       (888) 777-6665
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VANGUARD'S VOICE NETWORK                                        (800) 523-1188
------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLAN
------------------------------------------------------------------------------
    AST - Stock Plan Administrator                              (888) 980-6456
------------------------------------------------------------------------------
    National Discount Brokers                                   (888) 302-7764

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

IMPORTANT ADDRESSES FOR CLAIMS

MEDICAL - PPO                           PHARMACY DRUGS

WellPoint Health Networks, Inc.         WellPoint Pharmacy
P.O. Box 4109                           P.O. Box 4165
Woodland Hills, California 91365        Woodland Hills, California 91365-4165
Attn: Associate Claims Unit

                                        SPENDING ACCOUNTS

                                        UniAccount
                                        P.O. Box 4381
                                        Woodland Hills, California 91365-4381

DENTAL

WellPoint Health Networks, Inc.
P.O. Box 9066
Oxnard, California 93031-9066
Attn: Associate Claims Unit

                                        WELLPOINT BENEFITS DEPARTMENT

                                        4553 La Tienda
                                        Thousand Oaks, California 91367

VISION

Vision Service Plan
P.O. Box 997100
Sacramento, California 95899-7100

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